                         semi
                       annual
                              REPORT




                              EMERGING Growth Equity Fund
                              Advised by: RS Investment Management, L.P.

                              FOCUSED Equity Fund
                              Advised by: Morgan Stanley Asset Management

                              GROWTH Equity Fund
                              Advised by: Goldman Sachs Asset Management

                              DISCIPLINED Equity Fund
                              Advised by: J.P. Morgan Investment Management Inc.

                              VALUE Equity Fund
                              Advised by: Salomon Brothers Asset Management Inc

                              BALANCED Fund
                              Advised by: OpCap Advisors


                JUNE 30, 2000 LSA Variable Series Trust

LSA Variable Series Trust
President's Letter


August 23, 2000

Dear Shareholder:

We are pleased to present you the LSA Variable Series Trust Semi-Annual Report dated June 30, 2000. We began operations on October 1, 1999, and as of June 30th total assets under management were nearly $52.0 million, including Allstate Life Insurance Company's initial start-up investment of $35 million.

Included in this semi-annual report are comments from the advisory firms and individuals who manage the day-to-day investments of the funds within the LSA Variable Series Trust. LSA Asset Management, LLC (the "Manager") oversees each of the fund's advisers. The following are the six LSA Funds currently available to insurance company separate accounts:

Emerging Growth Equity Fund advised by RS Investment Management, L.P. Focused Equity Fund advised by Morgan Stanley Asset Management
Growth Equity Fund advised by Goldman Sachs Asset Management
Disciplined Equity Fund advised by J.P. Morgan Investment Management Inc. Value Equity Fund advised by Salomon Brothers Asset Management Inc Balanced Fund advised by OpCap Advisers

The LSA Variable Series Trust Board of Trustees and the Manager are proud of the investment results of the Trust's funds through the first half of 2000. We are committed to adding value to our shareholders and to our variable product contract owners.

Sincerely,

                          [Signature for John Hunter]
John Hunter
President
LSA Variable Series Trust

LSA Variable Series Trust Emerging Growth Equity Fund
Advised by: RS Investment Management, L.P.

Six Month Performance Review

We weathered a very tough second quarter and have ended the first half of 2000 in solid shape. In the second quarter the Emerging Growth Equity Fund (the "Fund") declined 8.51% against a 7.37% decline in the benchmark Russell 2000 Growth Index. Bolstered by strong first quarter performance, the Fund was up 5.15% at midyear against a slight increase of 1.23% in the Russell 2000 Growth Index. This performance helped us maintain our longer-term performance advantage over the benchmark. Since inception the Fund is up 83.90% against a rise of 36.43% in the benchmark.

Sparked by a break in biotech stocks in early March, smaller fast growing stocks declined precipitously in March and entered into a period of volatility in April and May in which the general trend was downward. Measuring the daily close of the Russell 2000 Growth Index, we calculate the index declined 35.01% from a peak on March 10, 2000 to a low on May 25, 2000. This correction ranks as one of the sharpest in small cap history.

While we endured a fast, sharp decline in March, the first two months of the second quarter brought a slower, longer kind of pain. Fortunately, sensing at least some of the selling was overdone, investors returned to our market segment in June and the Russell 2000 Growth Index finished June with a one month advance of 12.92%. The Fund posted a strong 32.02% return for June.

Historically we have focused on "upgrading" the Fund with the highest quality, fastest growing, small growth stocks coming out of a correction. When the market value of stocks drop significantly, we see little incremental risk in owning quality stocks that may be more expensive than the rest of the universe. We have found that investors often look to these names when they return to the market.

We expanded our position in SonicWall, a provider of Internet security products. SonicWall has seen a significant increase in demand for its security product serving the broadband market. This demand has driven triple digit revenue and earnings growth in percentage terms over the last several quarters. The company is at the confluence of two key investment premises: the expanding need for Internet security, and the rapid growth of broadband access.

Despite the rally in many small cap stocks, we endured our share of disappointments in the second quarter as well. Exchange Applications, a small company that provides customer management software for e-commerce and e-marketing initiatives, has been a strong contributor to performance over the last several quarters. This software area presents a huge growth opportunity and Exchange Applications has been an attractive way to invest. The company has a smaller market capitalization and more attractive valuation than competitors Epiphany and Broadbase Software. However, the stock corrected in the March decline, and fell again in April and May. While Exchange Applications reported strong numbers in the first quarter, the market perceived that too large a percentage of Exchange Applications revenue came from one relationship. Additionally, a holder of the company's stock was forced to sell a large portion of Exchange Applications stock into an already weak market. We believe Exchange Applications is remedying the customer concentration issue. They have launched a new product set that has proven very popular and has them on track for a strong third quarter. Thus we purchased more stock on weakness early in the second quarter, and longer term think the company will continue to succeed.

The Exchange Applications example helps to confirm why we believe running a diversified portfolio is the most prudent way to participate in the small growth area. The stock was a significant position, and detracted from performance in the second quarter, but in our broadly diversified portfolio, it did not drag down our results too significantly.

Outlook

Despite the volatility of the market, and the strong correction many Internet related stocks have endured, we are optimistic about business opportunities in many segments of the market. We see great opportunities in wireless, broadband access, the continued build-out of the Internet, and Internet content delivery. The decline of the on-line retailers should not surprise investors, and we don't sense that the decline will have a long term impact on other fast growth sectors. While we are optimistic at the company level, we do expect that we will endure more volatility throughout the remainder of the year.

The views expressed herein reflect those of RS Investment Management, L.P., the Fund's Adviser, and do not necessarily represent the views of LSA Variable Series Trust or the Trust's Manager, LSA Asset Management, LLC. Such views are subject to change at any time based upon market or other conditions. Furthermore, such views may not be relied upon as investment advice or as an indication of any Fund's trading intent.

Investment Growth


[Graph Appears Here]

Growth of a $10,000 Investment in Emerging Growth Equity Fund and the Russell 2000 Growth Index

   Date    Emerging Growth Equity Fund   Russell 2000 Growth Index
 10/1/99             $10,000                     $10,000
10/31/99             $11,610                     $10,362
11/30/99             $13,900                     $11,458
12/31/99             $17,490                     $13,477
 1/31/00             $17,560                     $13,352
 2/29/00             $23,190                     $16,458
 3/31/00             $20,100                     $14,728
 4/30/00             $15,770                     $13,241
 5/31/00             $13,930                     $12,082
 6/30/00             $18,390                     $13,643

Total Returns
Period Ended June 30, 2000

                                                               Value of a
                         Year-to-Date    Since Inception   $10,000 Investment
                        1/1/00-6/30/00   10/1/99-6/30/00     as of 6/30/00
-----------------------------------------------------------------------------
Emerging Growth
  Equity Fund                5.15%           83.90%             18,390
Russell 2000 Index           1.23%           36.43%             13,643

Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares of the Fund, when redeemed, may be worth more or less than original cost. Total returns do not reflect charges incurred at the separate investment account level. The market index shown above is unmanaged and does not incur expenses. Total returns assume reinvestment of dividends.

LSA Variable Series Trust Focused Equity Fund
Advised by: Morgan Stanley Asset Management

Six Month Performance Review

The market's relatively flat first half return masked significant volatility, particularly in February (the S&P 500 Index declined 8%), March (up 10%) and April (down 3%). Volatility was heightened, in our view, by Federal Reserve interest rate increases, a more uncertain corporate earnings outlook and heightened investor attention to valuation.

For the six month period ended June 30, 2000, growth continued to outperform value as the Russell 1000 Growth Index appreciated 6.8% versus a decline of 0.2% for the Russell 1000 Value Index. As was the case in 1999, a handful of large cap stocks had the most positive effect on market results. Two stocks, Cisco Systems and Intel, contributed over 100% of the S&P 500's return. At the end of the first quarter investors rotated from favoring new economy stocks to old economy stocks. Many growth favorites, including Microsoft, Lucent, Yahoo! and America Online declined.

Value dominated growth in the markets through April and May, and technology stocks were most severely affected in the downturn. June was a great month for growth stocks, as the Russell 1000 Growth Index recovered 7% of the return lost in the first two months of the quarter. The June recovery in growth was led by technology and healthcare, two of our best performing sectors year-to-date.

Our top positions continue to reflect a mix of classic growth stocks such as Cisco Systems, General Electric, Pfizer, Microsoft, Intel, and Home Depot as well as less well known growth names such as Tyco International and United Technologies.

We remain pleased with the success of our bottom-up stock picking approach. We maintained a market weight in technology, however stock selection in this sector accounted for over 30% of the fund's total over performance vs. the S&P 500 Index for the first half of 2000. Over 75% of that relative over performance was attributable to successful stock picking within the group. The absence of a large overweight position in technology helped our relative performance versus many other large capitalization growth funds that carried an overweight in the sector from year-end. The fund's positions in such "old economy" names such as Tyco, and Pfizer/Warner Lambert helped us sustain strong performance during this period.

Major contributors to the strong performance results year to date were Intel, Warner Lambert, Tyco International, Cisco, and Nortel Networks. We were especially pleased with the performance of Tyco given the major downward move sustained by that stock in the fourth quarter of 1999. Major detractors to performance were Clear Channel, Motorola, Procter & Gamble, Home Depot, and Microsoft.

Tyco's continued strong business fundamentals and excitement regarding the announced value-enhancing subsidiary-IPO of TyCom, the company's undersea fiberoptic cable business, and the close of the SEC inquiry, drove appreciation of 22% for the period. This more than offset the stock's fourth quarter decline. We continue to believe in the company's ability to meet or exceed consensus earnings expectations and, this, coupled with additional strategic moves (such as the potential subsidiary-IPO of M/A-Com, the leading manufacturer of Gallium Arsenide semiconductor substrate used in wireless communication devices and the acquisition of Mallinckrodt in the health services segment) should drive additional positive performance in future quarters.

We made a strategic decision to continue to add to our already overweight position in healthcare from late in the first quarter. This was based on our belief that the group's consistent earnings growth will be increasingly valuable to investors as overall S&P 500 earnings growth moderates from unsustainably high levels. The decision proved prudent, as healthcare was our second best performing sector for the period. Large positions in American Home Products, Pfizer and Johnson & Johnson drove strong performance.

Although large-cap pharmaceutical stocks dramatically outperformed the market, Pfizer outperformed its peers. The acquisition of Warner Lambert was formally completed in mid-June, but integration planning was already well underway and we believe cost-cutting targets will be accomplished earlier than expected and could be more significant than expected. Prescription volume growth for most of the company's major drugs remains robust, particularly for Lipitor, Celebrex, Neurontin, Viagra, Zyrtec, and Norvasc. Consensus earnings expectations do not fully reflect the faster than expected cost-cutting or the growth in sales volumes, in our view. A supposed lack of pipeline depth is a frequent criticism of skeptics, but we believe Pregabalin (more potent, more tolerable follow-on to Neurontin; likely launch in 2001), Valdocoxib (arthritis and pain; launch in 2001), and inhaled insulin (diabetes; launch in 2002-03) all have tremendous market potential. With no major patent expirations until 2006, the sector's fastest projected earnings growth rate over the next several years, a strong potential for additional co-marketing deals with other drug companies and for non-core asset divestitures once pooling accounting restrictions are lifted in two years, and the sectors lowest P/E-to-growth ratio, we believe Pfizer remains a compelling investment and is a core holding in our portfolio.

Consumer cyclicals, one of our weakest performing sectors year to date, resulted from the down turn of the retail sector during the second quarter. Our investments in Home Depot, down 22% and Costco, down 37%, were our largest detractors from performance in this sector.

Home Depot, the leading home improvement retailer, was among several retail stocks punished by the market despite no change in its fundamentals. Although the company met Wall Street consensus numbers, many sell side analysts became concerned about a potential earnings shortfall. Issues such as labor and infrastructure expenses growing faster than the company anticipated, as well as rising interest rates, slower housing turnover, and the rising cost of gas, created pressure in the stock, as well as the sector. Further due diligence led us to the conclusion that this was an overreaction to short term issues. In fact we viewed this as a buying opportunity.

Outlook

With the Fed expected to be in the seventh inning stretch on interest rate hikes and the surge of growth stocks late in the second quarter, we are extremely optimistic about the long-term prospect for large capitalization growth stocks going forward. Signs of a soft landing, as well as strong fundamentals and compelling business opportunities create a favorable environment for growth.

The views expressed herein reflect those of Morgan Stanley Asset Management, the Fund's Adviser, and do not necessarily represent the views of LSA Variable Series Trust or the Trust's Manager, LSA Asset Management, LLC. Such views are subject to change at any time based upon market or other conditions. Furthermore, such views may not be relied upon as investment advice or as an indication of any Fund's trading intent.

Investment Growth


[Graph Appears Here]

Growth of a $10,000 Investment in Focused Equity Fund and the S&P 500 Index

   Date    Focused Equity Fund   S&P 500 Index
 10/1/99          $10,000           $10,000
10/31/99          $10,480           $10,632
11/30/99          $11,010           $10,848
12/31/99          $12,070           $11,486
 1/31/00          $11,890           $10,909
 2/29/00          $12,150           $10,703
 3/31/00          $13,520           $11,749
 4/30/00          $12,880           $11,396
 5/31/00          $12,220           $11,162
 6/30/00          $12,820           $11,437

Total Returns
Period Ended June 30, 2000

                                                              Value of a
                        Year-to-Date   Since Inception    $10,000 Investment
                       1/1/00-6/30/00  10/1/99-6/30/00       as of 6/30/00
----------------------------------------------------------------------------
Focused Equity Fund            6.21%           28.20%                 12,820
S&P 500 Index                 (0.43%)          14.37%                 11,437

Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares of the Fund, when redeemed, may be worth more or less than original cost. Total returns do not reflect charges incurred at the separate investment account level. The market index shown above is unmanaged and does not incur expenses. Total returns assume reinvestment of dividends.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LSA Variable Series Trust Growth Equity Fund
Advised by: Goldman Sachs Asset Management

Six Month Performance Review

2000 has proven to be a choppy year thus far, as the market continues to experience significant volatility. The NASDAQ Composite Index lost 13.3% in the second quarter, its first loss since the third quarter of 1998. The decline wiped out its entire January-March gain and left the index down 2.5% for the first six months of the year. The Dow Jones Industrial declined 4.3% in the second quarter and is now down 9.1% for the year while the S&P 500 dropped 2.7% in the quarter and closed out the first half down 0.4%. Inflationary concerns heightened as oil prices soared and labor markets tightened. Investors also decided that many technology and internet-related issues were overpriced, shifting money out of these sectors and into perceived safe-havens such as drug and healthcare companies. Market volatility was fueled by two interest rate hikes of 25 basis points each in February and March followed by a 50 basis points increase in May in an effort to slow-down the economy. The US economy began to show signs of cooling, including a weaker-than-expected unemployment report and slower retail activity. The market was relieved when the Fed left rates unchanged at the June 28th meeting (though they raised the possibility of interest-rate increases in August).

For the six months ended June 30, 2000, the Growth Equity Fund (the "Fund") posted a total return at net asset value ("NAV") of 2.15%, outperforming both the S&P 500 Index, which returned -0.43% and its peer group, the Lipper Large Cap Core Average, which posted a return of 1.89%.

The Fund outperformed the S&P 500 Index for the first half of the year, primarily as a result of strong stock picking ability in the health care sector coupled with an underweight position in technology. With a flight to quality in technology, we benefited from owning bigger, steadier companies such as Intel Corp. (3.7%), Oracle Corp (2.0%), and Nortel Networks (2.0%). One notable detractor from performance was our holding in Microsoft (3.5%) as the stock was down due to the court's ruling to breakup the company. The Fund seeks to invest in those technology companies well positioned to capture the underlying growth supporting the Internet boom. The Growth Equity team believes the Fund is well positioned to partake in the growth of the technological revolution without necessarily taking on all of the risk associated with many "dot-coms".

In the health care sector, pharmaceutical giant Pfizer Inc. (3.3%) contributed to returns and closed on its purchase of Warner Lambert Co. The acquisition will position Pfizer with one of the industry's deepest pipelines and research and development budgets. Eli Lilly & Co. (0.9%) also had strong performance after the company announced it would be halting further testing of a drug to treat sepsis, a blood infection, lifting hopes that the drug would be submitted for regulatory approval sooner than expected.

In the consumer staples area, Nabisco (0.5%) was up significantly when it was announced that Philip Morris (0.8%) would be buying the company. The purchase will fill a gap in Philip Morris's vast Kraft Foods area, bolstering the company as the world's number 2 food company. After that sale is completed, Reynolds will buy Nabisco Group Holdings, which now owns 80.6% of the foodmaker.

In general, media & communications stocks detracted as investors retreated to more "Old Economy" stocks. Disney (0.3%) performed well with the company benefiting from exceptional results in its broadcasting business. Time Warner Inc. (1.5%) also contributed to performance after the company announced its proposed merger with America Online, forming one of the largest media enterprises in the world.

Outlook

While we neither make nor rely on economic forecasts to make investment decisions, we are generally bullish on growth in the U.S. economy. Over the last decade, technological advances have enhanced global communication and provided significant benefits to both consumers and businesses. We believe those companies that adopt a smart business strategy will continue to benefit from this trend over the long term. Generally, these are companies with recurring revenue streams that have established barriers to entry, which enable them to dominate their particular sector or industry. Throughout the investment process, we continue to focus on the core business franchise, quality of management and free cash flow, along with favorable demographic trends. We believe that the enduring competitive advantage of the companies we own--based on the criteria mentioned above--will withstand even an uncertain market environment.

The views expressed herein reflect those of Goldman Sachs Asset Management, the Fund's Adviser, and do not necessarily represent the views of LSA Variable Series Trust or the Trust's Manager, LSA Asset Management, LLC. Such views are subject to change at any time based upon market or other conditions. Furthermore, such views may not be relied upon as investment advice or as an indication of any Fund's trading intent.

Investment Growth


[Graph Appears Here]

Growth of a $10,000 Investment in Growth Equity Fund and the S&P 500 Index

   Date      Growth Equity Fund   S&P 500 Index
 10/1/99          $10,000            $10,000
10/31/99          $10,850            $10,632
11/30/99          $11,120            $10,848
12/31/99          $12,080            $11,486
 1/31/00          $11,499            $10,909
 2/29/00          $11,309            $10,703
 3/31/00          $12,350            $11,749
 4/30/00          $11,979            $11,396
 5/31/00          $11,729            $11,162
 6/30/00          $12,340            $11,437

Total Returns
Period Ended June 30, 2000

                                                                Value of a
                            Year-to-Date   Since Inception  $10,000 Investment
                           1/1/00-6/30/00  10/1/99-6/30/00     as of 6/30/00
------------------------------------------------------------------------------
Growth Equity Fund             2.15%           23.40%              12,340
S&P 500 Index                 (0.43%)          14.37%              11,437

Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares of the Fund, when redeemed, may be worth more or less than original cost. Total returns do not reflect charges incurred at the separate investment account level. The market index shown above is unmanaged and does not incur expenses. Total returns assume reinvestment of dividends.

LSA Variable Series Trust Disciplined Equity Fund
Advised by: J.P. Morgan Investment Management Inc.

Six Month Performance Review

The U.S. equity market cycled erratically during the first six months of the year between growth stocks and value stocks based on the emerging economic data. Weak data led to powerful rallies in technology and other growth stocks. Data reflecting a strong economy caused a surge in lower priced value stocks. While value stocks outperformed dramatically at the beginning of the period, growth came back strong in June to lead the end of the second quarter (Russell 1000 Growth -2.7% vs. Russell 1000 Value -4.69%). The market's reaction to the data flow is based entirely on the impact the economy has on interest rates. The U.S. Federal Reserve raised rates several times in the first half of the year and continues to monitor the situation. Higher rates are just beginning to slow the economy somewhat which will start to impact corporate earnings. Any disappointment in earnings at the company level are being penalized heavily across all sectors. We believe that the second quarter is evidence that the market is transitioning from the strong momentum focus it had in 1999, to a more balanced environment.

During the first half of the year, the fund's return of -1.26% trailed the S&P 500 Index's return of -0.43%. The fund's performance was positively impacted by stock selection during the time period. Stock selection within the hardware and semi-conductor sectors added to the portfolio's performance. The portfolio held an underweight position in Qualcomm Inc. As the company announced a weakening in chip sales, and the future of its third generation CDMA wireless sales also looked less positive, the net effect of underweighting this holding was a positive contribution to the portfolio's performance.

Overall, the pharmaceuticals and capital markets sectors moved ahead as investors continued their rotation out of "new economy" stocks. As a consequence, the software and services, telecommunications and technology sectors fell. While the pharmaceuticals sector posted a positive return of 6.94% for the six month period, and consumer cyclicals contributed a total gain of 6.64%, holdings such as Microsoft pulled down performance within the portfolio after being roiled with detailed announcements of the court's ruling against the company in the lengthy anti-trust suit.

Individual security selection contributed to the portfolio's overall performance across the first two quarters. The portfolio ended the period with an overweight position in Intel, which posted a 47.79% total return for the six months ending June 30, 2000. Warner Lambert led the pharmaceuticals sector with a 38.81% gain for the same period, and Starwood Hotels and Resorts posted a 54.98% gain within the consumer cyclical sector.

Outlook

We believe that the second quarter is evidence that the market is transitioning from the strong momentum focus it had in 1999, to a more balanced environment. We predict that the Fed will continue to closely monitor the economy and may tighten policy again in the second half of the year. It appears that the economy will continue to slow a little as evidenced by the cooling of the overheated rate of late 1999 and early 2000. As always, we will remain sector and factor neutral relative to the benchmark and continue to focus solely on stock selection.

The views expressed herein reflect those of J.P. Morgan Investment Management Inc., the Fund's Adviser, and do not necessarily represent the views of LSA Variable Series Trust or the Trust's Manager, LSA Asset Management, LLC. Such views are subject to change at any time based upon market or other conditions. Furthermore, such views may not be relied upon as investment advice or as an indication of any Fund's trading intent.

Investment Growth


[Graph Appears Here]

Growth of a $10,000 Investment in Disciplined Equity Fund and the S&P 500 Index

   Date    Disciplined Equity Fund  S&P 500 Index
 10/1/99          $10,000              $10,000
10/31/99          $10,550              $10,632
11/30/99          $10,730              $10,848
12/31/99          $11,173              $11,486
 1/31/00          $10,591              $10,909
 2/29/00          $10,340              $10,703
 3/31/00          $11,364              $11,749
 4/30/00          $10,982              $11,396
 5/31/00          $10,701              $11,162
 6/30/00          $11,033              $11,437

Total Returns
Period Ended June 30, 2000

                                                                Value of a
                            Year-to-Date   Since Inception  $10,000 Investment
                           1/1/00-6/30/00  10/1/99-6/30/00     as of 6/30/00
------------------------------------------------------------------------------
Disciplined Equity Fund       (1.26%)           10.33%             11,033
S&P 500 Index                 (0.43%)           14.37%             11,437

Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares of the Fund, when redeemed, may be worth more or less than original cost. Total returns do not reflect charges incurred at the separate investment account level. The market index shown above is unmanaged and does not incur expenses. Total returns assume reinvestment of dividends.

LSA Variable Series Trust Value Equity Fund
Advised by: Salomon Brothers Asset Management Inc

Six Month Performance Review

For the six months ending June 30, 2000 the Value Equity Fund returned 9.03% outperforming the S&P 500 Index which declined 0.43% over the period. The fund's outperformance was particularly strong in the second quarter. This outperformance primarily relates to our significant overweight position in consumer staples and our underweight position in technology. In addition, since inception the fund has outperformed the S&P 500 Index returning 17.28% verses the benchmark's 14.37% return.

In the first half of this year, the equity markets experienced increased volatility. Technology stocks continued to drive the market through early March. The momentum behind technology stocks came at the expense of most other sectors of the market, including consumer staples, financials and pharmaceuticals. During this period, the fund added to these out-of-favor sectors. In mid-March, investors took profits in technology stocks and rotated into undervalued sectors. Specifically, defensive sectors such as consumer staples, healthcare and energy all performed well as investors continued to worry about the Fed's reaction to inflationary pressures. The fund benefited from the increase in market breadth.

During the first quarter, we continued to trim most of our technology holdings due to valuation concerns. We redeployed those proceeds into other sectors of the market that offered much more attractive valuations. In particular, we added consumer staples, financials and pharmaceuticals, all of which rebounded as investors rotated out of technology. Since the correction in technology in mid-March, we have been adding to selected tech stocks on weakness. We plan to continue increasing our weighting in technology as we see opportunities to do so.

Our overweight position in consumer staples contributed to the fund's outperformance during the period. In particular, Nabisco Group Holdings, Pepsi Bottling Group, Safeway and Kimberly Clark all were strong performers. Nabisco Group Holdings was the fund's top contributor during the period as a result of the planned sale of the company.

In other sectors, leading contributors included News Corporation, Intel, Eli Lilly and Coastal Corp., among others. Laggards included International Paper, Compuware, Tyson Foods, Federated Department Stores and UnumProvident. The fund no longer owns Compuware and UnumProvident.

The fund remains overweight versus the S&P 500 in consumer staples, communications, energy and financials. As a result of the merger between Bell Atlantic and GTE, the fund's top position is now Verizon Communications, the newly combined entity.

Outlook

Recent economic data points suggest that the economy may be slowing, however, inflationary concerns may keep the Fed on guard. We expect recent stock market volatility to persist. Uncertainty over economic growth and prospective Federal Reserve actions will continue to result in market swings. Fortunately, market breadth remains favorable. We believe that the Value Equity Fund continues to be well positioned for this type of market in which individual stock selection plays a more important role than sector momentum.

The views expressed herein reflect those of Salomon Brothers Asset Management Inc, the Fund's Adviser, and do not necessarily represent the views of LSA Variable Series Trust or the Trust's Manager, LSA Asset Management, LLC. Such views are subject to change at any time based upon market or other conditions. Furthermore, such views may not be relied upon as investment advice or as an indication of any Fund's trading intent.

Investment Growth


[Graph Appears Here]

Growth of a $10,000 Investment in Value Equity Fund and the S&P 500 Index

   Date    Value Equity Fund   S&P 500 Index
 10/1/99        $10,000           $10,000
10/31/99        $10,300           $10,632
11/30/99        $10,550           $10,848
12/31/99        $10,756           $11,486
 1/31/00        $10,456           $10,909
 2/29/00        $10,145           $10,703
 3/31/00        $11,227           $11,749
 4/30/00        $11,137           $11,396
 5/31/00        $11,597           $11,162
 6/30/00        $11,728           $11,437

Total Returns
Period Ended June 30, 2000

                                                                Value of a
                        Year-to-Date   Since Inception      $10,000 Investment
                       1/1/00-6/30/00  10/1/99-6/30/00         as of 6/30/00
------------------------------------------------------------------------------
Value Equity Fund          9.03%           17.28%                 11,728
S&P 500 Index             (0.43%)          14.37%                 11,437

Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares of the Fund, when redeemed, may be worth more or less than original cost. Total returns do not reflect charges incurred at the separate investment account level. The market index shown above is unmanaged and does not incur expenses. Total returns assume reinvestment of dividends.

LSA Variable Series Trust Balanced Fund
Advised by: OpCap Advisors

Six Month Performance Review

The Balanced Fund provided a total return of 1.46% in the first half of 2000, outperforming the 0.63% return of its benchmark (a 60% weighting of the S&P 500 Index and a 40% weighting of the Merrill Lynch Corporate Bond Index). The Fund's results were a bit lower than the average return of 1.7% for the funds in the Lipper balanced fund category.

The Fund was positioned defensively throughout the first half, and this dampened our returns when the stock market rose in the first quarter and helped our performance when the market weakened in the second quarter. We normally invest between 50% and 75% of the Fund's assets in common stocks, seeking growth, and a minimum of 25% of assets in fixed income securities for yield. At the end of June, 53.9% of net assets were allocated to stocks, 33.4% to notes and bonds, and 12.7% to cash and cash equivalents.

Among individual stocks, supermarket chain Kroger, the Fund's largest position, rose sharply in the first half, reflecting investor recognition of the company's strong management and aggressive strategy in a consolidating supermarket industry. Top-ten holding John Hancock Financial Services was another excellent performer. Hancock, which demutualized and went public early in the year, boasts a solid market position, excellent brand name and low valuation, and we believe the company could be an acquisition candidate.

Detractors from performance included Freddie Mac (mortgage origination and securitization) and Computer Associates (software). Despite continued earnings growth, Freddie Mac declined on investor concerns that Congress might restrict the company's investment and lending programs. We think these concerns are overstated and that the stock is significantly undervalued. Computer Associates' share price fell due to an earnings slowdown in the software industry.

In the second quarter, we established a new position in Staples, the office supplies company. We originally considered purchasing the stock when it traded in the low 20s, but rejected the idea because we thought the company's Internet strategy was costly and flawed. The stock subsequently declined to a more reasonable valuation. In addition, the company's Internet outlook improved and its European operations moved toward break-even. Based on these factors, we bought the stock, and it has performed well.

We also bought oil companies Texaco and Chevron, two of the most undervalued businesses in the sector. We added to Computer Associates on price weakness.

In our fixed income holdings, we purchased Fannie Mae benchmark notes due in 2009, which add yield to the portfolio without sacrificing credit quality or liquidity, and increased our position in intermediate-term corporate securities.

Outlook

Looking ahead, the volatility that has characterized the stock market in recent months does not appear likely to abate in the near future. Our present intention is to continue with a fairly conservative positioning of the portfolio during the third quarter.

The views expressed herein reflect those of OpCap Advisors., the Fund's Advisor, and do not necessarily represent the views of LSA Variable Series Trust or the Trust's Manager, LSA Asset Management, LLC. Such views are subject to change at any time based upon market or other conditions. Furthermore, such views may not be relied upon as investment advice or as an indication of any Fund's trading intent.

Investment Growth


[Graph Appears Here]

Growth of a $10,000 Investment in Balanced Fund, the S&P 500 Index, the Merrill Lynch Corporate Bond Index and a Composite Index

                                Merrill Lynch
           S&P 500   Balanced   Corporate Bond   Composite
   Date     Index      Fund         Index          Index*
 10/1/99   $10,000   $10,000       $10,000        $10,000
10/31/99   $10,632   $10,480       $10,079        $10,411
11/30/99   $10,848   $10,430       $10,097        $10,545
12/31/99   $11,486   $10,340       $10,089        $10,914
 1/31/00   $10,909   $10,199       $10,027        $10,558
 2/29/00   $10,703   $ 9,626       $10,105        $10,471
 3/31/00   $11,749   $10,511       $10,217        $11,132
 4/30/00   $11,396   $10,420       $10,086        $10,874
 5/31/00   $11,162   $10,460       $10,035        $10,718
 6/30/00   $11,437   $10,490       $10,285        $10,983

* Comprised of 60% of the return of the S&P 500 Index and 40% of the return of the Merrill Lynch Corporate Bond Index.

Total Returns
Period Ended June 30, 2000


                                                                 Value of a
                            Year-to-Date   Since Inception  $10,000 Investment
                           1/1/00-6/30/00  10/1/99-6/30/00     as of 6/30/00
-------------------------------------------------------------------------------
Balanced Fund                   1.46%           4.90%             10,490
S&P 500 Index                  (0.43%)         14.37%             11,437
Merrill Lynch Corporate
  Bond Index                    1.94%           2.85%             10,285
Composite Index*                0.63%           9.83%             10,983

* Comprised of 60% of the return of the S&P 500 Index and 40% of the return of the Merrill Lynch Corporate Bond Index.

Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares of the Fund, when redeemed, may be worth more or less than original cost. Total returns do not reflect charges incurred at the separate investment account level. The market index shown above is unmanaged and does not incur expenses. Total returns assume reinvestment of dividends.

Emerging Growth Equity Fund
Advised by: RS Investment Management, L.P.
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2000

                                                                        Value
 Shares                                                                (Note 1)
 ------                                                               ----------

        COMMON STOCKS - 93.0%
        Advertising - 1.3%
  2,600 24/7 Media, Inc.*..........................................   $   40,625
  1,200 Lamar Advertising Co.*.....................................       51,975
  2,850 MyPoints.com, Inc.*........................................       54,016
                                                                      ----------
                                                                         146,616
                                                                      ----------
        Apparel Retailers - 0.6%
  1,800 Factory 2-U Stores, Inc.*..................................       68,063
                                                                      ----------
        Banking - 0.4%
  1,600 Financial Federal Corp.*...................................       27,800
  1,900 NextCard, Inc.*............................................       16,150
                                                                      ----------
                                                                          43,950
                                                                      ----------
        Building Materials - 1.4%
    400 Caprock Communications Corp.*..............................        7,800
  2,900 Cytyc Corp.*...............................................      154,788
                                                                      ----------
                                                                         162,588
                                                                      ----------
        Chemicals - 0.6%
  2,600 SurModics, Inc.*...........................................       67,600
                                                                      ----------
        Commercial Services - 5.8%
  1,500 Aurora Biosciences Corp.*..................................      102,281
    700 Critical Path, Inc.*.......................................       40,819
  3,450 Firepond, Inc.*............................................      124,200
    750 Forrester Research, Inc.*..................................       54,609
    900 Memberworks, Inc.*.........................................       30,263
  3,500 Netcentives, Inc.*.........................................       65,188
  2,300 On Assignment, Inc.*.......................................       70,150
  3,650 Professional Detailing, Inc.*..............................      124,328
  1,300 Teletech Holdings, Inc.*...................................       40,381
                                                                      ----------
                                                                         652,219
                                                                      ----------
        Communications - 9.0%
  3,300 American Tower Corp. - Class A*............................      137,569
    600 AudioCodes Ltd.*...........................................       72,000
    300 Ciena Corp.*...............................................       50,006
  1,100 Copper Mountain Networks, Inc.*............................       96,938
  1,400 Crown Castle International Corp.*..........................       51,100
    900 Ditech Communications Corp.*...............................       85,106
  2,100 Echostar Communications Corp. -Class A*....................       69,530
  1,250 Efficient Networks, Inc.*..................................       91,953
    600 LifeMinders, Inc.*.........................................       17,738
  4,600 McLeodUSA, Inc. - Class A*.................................       95,163
    800 Metawave Communications Corp.*.............................       21,350

                                                                        Value
 Shares                                                                (Note 1)
 ------                                                               ----------

        Communications (Continued)
  1,500 Netro Corp.*...............................................   $   86,063
    600 Powerwave Technologies, Inc.*..............................       26,400
  1,100 Spectrasite Holdings, Inc.*................................       31,213
    500 Turnstone Systems, Inc.*...................................       82,836
                                                                      ----------
                                                                       1,014,965
                                                                      ----------
        Computer Integrated Systems Design - 2.7%
  3,900 Exchange Applications, Inc.*...............................      103,838
  1,400 Software.com, Inc.*........................................      181,825
  1,200 Sykes Enterprises, Inc.*...................................       15,450
                                                                      ----------
                                                                         301,113
                                                                      ----------
        Computer Programming Services - 9.3%
    600 Business Objects SA - ADR*.................................       52,875
    800 Cysive, Inc.*..............................................       19,100
  1,900 Entrust Technologies, Inc.*................................      157,225
  1,262 Kana Communications, Inc.*.................................       78,086
  1,500 Macromedia, Inc.*..........................................      145,031
  1,400 Portal Software*...........................................       89,425
  1,300 Primus Knowledge Solutions, Inc.*..........................       58,500
  2,200 RealNetworks, Inc.*........................................      111,238
  1,398 VeriSign, Inc.*............................................      246,659
  3,200 Viant Corp.*...............................................       94,800
                                                                      ----------
                                                                       1,052,939
                                                                      ----------
        Computer Related Services - 3.4%
  2,000 Acxiom Corp.*..............................................       54,500
    350 Coolsavings.com, Inc.*.....................................        2,122
  2,000 Espeed, Inc. - Class A*....................................       86,875
    800 Keynote Systems, Inc.*.....................................       56,450
  1,800 Navisite, Inc.*............................................       75,263
  1,000 NetCreations, Inc.*........................................       45,813
    300 Register.com*..............................................        9,169
  1,150 Scient Corp.*..............................................       50,744
                                                                      ----------
                                                                         380,936
                                                                      ----------
        Computer Software & Processing - 0.2%
    700 Digimarc Corp.*............................................       26,950
                                                                      ----------
        Computers & Information - 2.3%
    800 Extreme Networks, Inc.*....................................       84,400
    300 Foundry Networks, Inc.*....................................       33,150
     50 Handspring, Inc.*..........................................        1,350

   The accompanying notes are an integral part of these financial statements.

Emerging Growth Equity Fund
Advised by: RS Investment Management, L.P.
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2000

                                                                        Value
 Shares                                                                (Note 1)
 ------                                                               ----------

        COMMON STOCKS (Continued)
        Computers & Information (Continued)
    800 Immersion Corp.*............................................   $ 24,000
  2,750 Interlink Electronics, Inc.*................................    115,156
                                                                       --------
                                                                        258,056
                                                                       --------
        Data Processing and Preparation - 3.9%
 21,300 Be Free, Inc.*..............................................    191,700
    600 Bisys Group, Inc.*..........................................     36,900
  3,650 Homestore.com, Inc.*........................................    106,534
    600 Internap Network Services*..................................     24,909
  1,500 Verio, Inc.*................................................     83,227
                                                                       --------
                                                                        443,270
                                                                       --------
        Electrical Equipment - 0.5%
  1,300 Superconductor Technologies*................................     51,106
                                                                       --------
        Electronics - 8.2%
    500 Alpha Industries, Inc.*.....................................     22,031
    300 Anaren Microwave, Inc.*.....................................     39,370
    800 Applied Micro Circuits Corp.*...............................     79,000
  3,400 Cobalt Networks, Inc.*......................................    196,775
    700 Cree Research, Inc.*........................................     93,450
    100 Exar Corp.*.................................................      8,719
    600 Globespan, Inc.*............................................     73,247
  1,400 Integrated Device Technology, Inc.*.........................     83,825
    150 Manufacturers Services Ltd.*................................      3,084
  2,700 Microsemi Corp.*............................................     91,631
    400 Next Level Communication, Inc.*.............................     34,300
    600 Nvidia Corp.*...............................................     38,138
  2,800 PLX Technology, Inc.*.......................................    116,200
  2,100 Power Integrations, Inc.*...................................     49,481
     50 Stratos Lightwave, Inc.*....................................      1,394
                                                                       --------
                                                                        930,645
                                                                       --------
        Entertainment & Leisure - 0.7%
  1,200 Macrovision Corp.*..........................................     76,706
                                                                       --------
        Financial Services - 0.9%
  1,200 Knight Trading Group, Inc.*.................................     35,775
  2,050 Waddell & Reed Financial, Inc.  -Class A....................     67,266
                                                                       --------
                                                                        103,041
                                                                       --------

                                                                       Value
 Shares                                                               (Note 1)
 ------                                                              ----------

         Health Care Providers - 0.8%
     450 Community Health Systems, Inc.*...........................  $   7,284
     950 Province Healthcare Co.*..................................     34,319
   2,800 Sunrise Assisted Living, Inc.*............................     51,800
                                                                     ---------
                                                                        93,403
                                                                     ---------
         Information Retrieval Services - 1.0%
   2,900 Psinet, Inc.*.............................................     72,863
   2,300 Sportsline USA, Inc.*.....................................     39,244
                                                                     ---------
                                                                       112,107
                                                                     ---------
         Lodging - 0.9%
   1,600 Four Seasons Hotels, Inc..................................     99,500
                                                                     ---------
         Media - Broadcasting & Publishing - 3.4%
   1,900 Allegiance Telecom, Inc.*.................................    121,600
   1,200 Citadel Communications Corp.*.............................     41,925
   2,500 COX Radio, Inc. - Class A*................................     70,000
   1,200 Entercom Communications Corp.*............................     58,500
   1,600 Hispanic Broadcasting Corp.*..............................     53,000
   2,050 Spanish Broadcasting System  - Class A*...................     42,153
                                                                     ---------
                                                                       387,178
                                                                     ---------
         Medical Supplies - 3.1%
      50 Exfo Electro-Optical Engineering, Inc.*...................      2,194
   2,200 LTX Corp.*................................................     76,863
     200 Molecular Devices Corp.*..................................     13,838
     300 Photon Dynamics, Inc.*....................................     22,406
   3,700 Resmed, Inc.*.............................................     98,975
     400 Techne Corp.*.............................................     52,000
   1,650 Thoratec Labs Corp.*......................................     26,709
   1,300 Visible Genetics, Inc.*...................................     58,663
                                                                     ---------
                                                                       351,648
                                                                     ---------
         Miscellaneous - 0.2%
   3,300 Student Advantage, Inc.*..................................     24,131
                                                                     ---------
         Pharmaceuticals - 4.6%
     300 Abgenix, Inc.*............................................     35,958
     600 Albany Molecular Research, Inc.*..........................     32,663
     150 Charles River Laboratories
          International, Inc.*.....................................      3,328
   1,400 Cubist Pharmaceuticals, Inc.*.............................     68,950

   The accompanying notes are an integral part of these financial statements.

Emerging Growth Equity Fund
Advised by: RS Investment Management, L.P.
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2000

                                                                        Value
 Shares                                                                (Note 1)
 ------                                                               ----------

        COMMON STOCKS (Continued)
        Pharmaceuticals (Continued)
  1,400 Medarex, Inc.*.............................................   $ 118,300
  1,000 Pharmacyclics, Inc.*.......................................      61,000
    450 Praecis Pharmaceuticals, Inc.*.............................      12,544
  1,100 Protein Design Labs, Inc.*.................................     181,448
                                                                      ---------
                                                                        514,191
                                                                      ---------
        Prepackaged Software - 19.5%
  1,400 Active Software, Inc.*.....................................     108,763
    650 Alteon Websystems, Inc.*...................................      65,041
    800 Art Technology Group, Inc.*................................      80,750
  2,100 BEA Systems, Inc.*.........................................     103,819
  2,350 Caminus Corp.*.............................................      57,575
    400 Check Point Software Technologies*.........................      84,700
  1,400 Digex, Inc.*...............................................      95,113
  4,100 Informatica Corp.*.........................................     335,932
  4,000 Informix Corp.*............................................      29,750
  1,200 Interactive Intelligence, Inc.*............................      45,000
  1,800 ISS Group, Inc.*...........................................     177,722
  1,200 Mercator Software, Inc.*...................................      82,500
  3,000 NETIQ Corp.*...............................................     178,875
  1,500 Netopia, Inc.*.............................................      60,375
    300 Ondisplay, Inc.*...........................................      24,431
  1,200 Peregrine Systems, Inc.*...................................      41,625
  2,600 Proxicom, Inc.*............................................     124,475
    100 Quest Software, Inc.*......................................       5,538
  3,500 Retek, Inc.*...............................................     112,000
    800 SonicWall, Inc.*...........................................      70,450
  1,100 Tibco Software, Inc.*......................................     117,958
  1,050 Vignette Corp.*............................................      54,616
  1,000 Vitria Technology, Inc.*...................................      61,125
  1,000 WatchGuard Technologies, Inc.*.............................      54,938
    200 Webmethods, Inc.*..........................................      31,438
                                                                      ---------
                                                                      2,204,509
                                                                      ---------
        Real Estate - 0.8%
  1,650 Pinnacle Holdings, Inc.*...................................      89,100
                                                                      ---------
        Retailers - 0.6%
  2,000 Bed Bath & Beyond, Inc.*...................................      72,500
                                                                      ---------
        Telephone Systems - 6.4%
  2,350 Digital Island, Inc.*......................................     114,269
  4,600 Dobson Communications Corp. -
         Class A*..................................................      88,550

                                                                        Value
 Shares                                                               (Note 1)
 ------                                                              -----------

        Telephone Systems (Continued)
  2,400 DSL.Net, Inc.*............................................   $    24,750
  3,000 Electric Lightwave, Inc. - Class A*.......................        56,063
  1,400 ITXC Corp.*...............................................        49,569
  9,800 Metrocall, Inc.*..........................................        88,200
  2,100 Metromedia Fiber Network, Inc. -
         Class A*.................................................        83,344
  3,346 Nextlink Communications - Class A*........................       126,927
  1,300 Primus Telecommunications Group, Inc.*....................        32,338
  1,000 Viatel, Inc.*.............................................        28,563
  1,300 Weblink Wireless, Inc.*...................................        17,225
    650 West Teleservices Corp.*..................................        16,453
                                                                     -----------
                                                                         726,251
                                                                     -----------
        Transportation - 0.5%
  1,350 Forward Air Corp.*........................................        54,000
                                                                     -----------
        TOTAL INVESTMENTS - 93.0%
         (Cost $7,865,531)........................................    10,509,281
        Other Assets and Liabilities
         (net) - 7.0% ............................................       790,564
                                                                     -----------
        TOTAL NET ASSETS - 100.0%.................................   $11,299,845
                                                                     ===========

    Notes to the Portfolio of Investments:
    ADR - American Depository Receipt
    *Non-income producing security.
   The accompanying notes are an integral part of these financial statements.

Focused Equity Fund
Advised by: Morgan Stanley Asset Management
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2000

                                                                        Value
 Shares                                                                (Note 1)
 ------                                                               ----------

        COMMON STOCKS - 97.1%
        Aerospace & Defense - 1.3%
 1,900  General Dynamics Corp.......................................  $   99,275
                                                                      ----------
        Apparel Retailers - 1.4%
 2,800  Intimate Brands, Inc........................................      55,300
 2,700  Limited, Inc................................................      58,388
                                                                      ----------
                                                                         113,688
                                                                      ----------
        Banking - 6.8%
 1,700  American Express Co.........................................      88,613
 4,000  Bank of New York Co., Inc...................................     186,000
 2,700  Citigroup, Inc..............................................     162,675
 1,800  Fannie Mae..................................................      93,938
                                                                      ----------
                                                                         531,226
                                                                      ----------
        Beverages, Food & Tobacco - 3.2%
 1,100  Anheuser-Busch Cos., Inc....................................      82,156
 1,100  Quaker Oats Co..............................................      82,638
 1,900  Safeway, Inc.*..............................................      85,738
                                                                      ----------
                                                                         250,532
                                                                      ----------
        Building Materials - 6.0%
 6,600  Home Depot, Inc.............................................     329,588
 1,400  Johnson & Johnson...........................................     142,625
                                                                      ----------
                                                                         472,213
                                                                      ----------
        Chemicals - 2.2%
 3,300  Pharmacia Corp..............................................     170,569
                                                                      ----------
        Commercial Services - 0.1%
   100  StorageNetworks, Inc.*......................................       9,025
                                                                      ----------
        Communications - 9.3%
 2,100  American Tower Corp. - Class A*.............................      87,544
 2,000  Crown Castle International Corp.*...........................      73,000
 1,500  Lucent Technologies, Inc....................................      88,875
 5,200  Motorola, Inc...............................................     151,125
 4,800  Nortel Networks Corp........................................     327,600
                                                                      ----------
                                                                         728,144
                                                                      ----------
        Computer Integrated Systems Design - 1.9%
 1,600  Sun Microsystems, Inc.*.....................................     145,500
                                                                      ----------
        Computer Software & Processing - 0.1%
 1,000  Genuity, Inc.*..............................................       9,156
                                                                      ----------

                                                                        Value
 Shares                                                               (Note 1)
 ------                                                              -----------

        Computers & Information - 6.0%
  6,200 Cisco Systems, Inc.*.......................................  $   394,088
    600 Hewlett-Packard Co.........................................       74,925
                                                                     -----------
                                                                         469,013
                                                                     -----------
        Electrical Equipment - 0.1%
    100 Capstone Turbine Corp.*....................................        4,506
                                                                     -----------
        Electronics - 10.0%
  2,600 Intel Corp.................................................      347,588
  3,900 Maxim Integrated Products*.................................      264,956
    100 Stratos Lightwave, Inc.*...................................        2,788
  2,600 Texas Instruments, Inc.....................................      178,588
                                                                     -----------
                                                                         793,920
                                                                     -----------
        Entertainment & Leisure - 6.0%
 10,848 AT&T - Liberty Media Group
         - Class A*................................................      263,064
  2,700 Time Warner, Inc...........................................      205,200
                                                                     -----------
                                                                         468,264
                                                                     -----------
        Heavy Machinery - 7.4%
  1,900 Applied Materials, Inc.*...................................      172,188
  6,900 United Technologies Corp...................................      406,238
                                                                     -----------
                                                                         578,426
                                                                     -----------
        Home Construction, Furnishings & Appliances - 5.3%
  7,800 General Electric Co........................................      413,400
                                                                     -----------
        Industrial - Diversified - 6.7%
 11,100 Tyco International Ltd.....................................      525,855
                                                                     -----------
        Media - Broadcasting & Publishing - 2.3%
  1,200 AMFM, Inc.*................................................       82,800
  1,300 Clear Channel Communications*..............................       97,500
                                                                     -----------
                                                                         180,300
                                                                     -----------
        Medical Supplies - 1.6%
    100 Exfo Electro-Optical Engineering, Inc.*....................        4,388
  1,000 JDS Uniphase Corp.*........................................      119,875
                                                                     -----------
                                                                         124,263
                                                                     -----------
        Pharmaceuticals - 9.9%
  3,200 American Home Products Corp................................      188,000
  1,100 Merck & Co., Inc...........................................       84,288
 10,900 Pfizer, Inc................................................      523,200
                                                                     -----------
                                                                         795,488
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

Focused Equity Fund
Advised by: Morgan Stanley Asset Management
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2000

                                                                        Value
 Shares                                                                (Note 1)
 ------                                                               ----------

        COMMON STOCKS (Continued)
        Prepackaged Software - 4.7%
 2,700  Microsoft Corp.*...........................................   $  216,000
 1,800  Oracle Corp.*..............................................      151,313
                                                                      ----------
                                                                         367,313
                                                                      ----------
        Telephone Systems - 4.8%
 2,137  AT&T Corp..................................................       67,583
 3,000  GTE Corp...................................................      186,750
   700  Sprint Corp. (FON Group)...................................       35,700
 1,850  Worldcom, Inc.*............................................       84,869
                                                                      ----------
                                                                         374,902
                                                                      ----------
        TOTAL INVESTMENTS - 97.1%
         (Cost $6,395,847) ........................................    7,624,978
        Other Assets and Liabilities (net) - 2.9%..................      224,699
                                                                      ----------
        TOTAL NET ASSETS - 100.0% .................................   $7,849,677
                                                                      ==========

    Notes to the Portfolio of Investments:
    *Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

Growth Equity Fund
Advised by: Goldman Sachs Asset Management
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2000

                                                                        Value
 Shares                                                                (Note 1)
 ------                                                               ----------

        COMMON STOCKS - 93.4%
        Advertising - 0.1%
   200  Doubleclick, Inc.*.........................................   $    7,625
                                                                      ----------
        Aerospace & Defense - 0.1%
   200  Honeywell International, Inc...............................        6,738
                                                                      ----------
        Automotive - 0.7%
   700  Ford Motor Co..............................................       30,100
   376  General Motors Corp........................................       21,832
    92  Visteon Corp.*.............................................        1,111
                                                                      ----------
                                                                          53,043
                                                                      ----------
        Banking - 6.8%
   800  Bank of America Corp.......................................       34,400
   500  Bank of New York Co., Inc..................................       23,250
   300  Chase Manhattan Corp.......................................       13,819
 1,900  Citigroup, Inc.............................................      114,475
 1,500  Fannie Mae.................................................       78,281
 1,800  Freddie Mac................................................       72,900
 2,300  MBNA Corp..................................................       62,388
   800  State Street Corp..........................................       84,850
   800  Wells Fargo Co.............................................       31,000
                                                                      ----------
                                                                         515,363
                                                                      ----------
        Beverages, Food & Tobacco - 4.3%
 1,700  Coca-Cola Co...............................................       97,644
 1,500  Nabisco Group Holdings Corp................................       38,906
 1,700  Pepsico, Inc...............................................       75,544
 2,200  Philip Morris Companies, Inc...............................       58,438
 1,100  Ralston-Ralston Purina Group...............................       21,931
   400  Wrigley (Wm.) Jr. Co.......................................       32,075
                                                                      ----------
                                                                         324,538
                                                                      ----------
        Building Materials - 1.7%
 1,400  Home Depot, Inc............................................       69,913
   600  Johnson & Johnson..........................................       61,125
                                                                      ----------
                                                                         131,038
                                                                      ----------
        Chemicals - 0.8%
   600  Dow Chemical Co............................................       18,113
   900  Du Pont (E.I.) de Nemours..................................       39,375
                                                                      ----------
                                                                          57,488
                                                                      ----------

                                                                    Value
 Shares                                                            (Note 1)
 ------                                                           ----------

        Commercial Services - 1.0%
 1,900  Cendant Corp.*.........................................   $   26,600
 1,200  Valassis Communications, Inc.*.........................       45,750
   400  Waste Management, Inc..................................        7,600
                                                                  ----------
                                                                      79,950
                                                                  ----------
        Communications - 5.2%
 1,600  Crown Castle International Corp.*......................       58,400
   400  Echostar Communications Corp. -
         Class A*..............................................       13,244
 1,700  Lucent Technologies, Inc...............................      100,725
   690  Motorola, Inc..........................................       20,053
   200  Network Appliance, Inc.*...............................       16,100
 2,200  Nortel Networks Corp...................................      150,150
   640  Qualcomm, Inc.*........................................       38,400
                                                                  ----------
                                                                     397,072
                                                                  ----------
        Computer Integrated Systems Design - 1.2%
 1,000  Sun Microsystems, Inc.*................................       90,938
                                                                  ----------
        Computer Programming Services - 0.5%
   215  VeriSign, Inc.*........................................       37,948
                                                                  ----------
        Computer Related Services - 0.2%
   300  Checkfree Holdings Corp.*..............................       15,469
                                                                  ----------
        Computers & Information - 7.9%
 4,300  Cisco Systems, Inc.*...................................      273,319
 1,600  Dell Computer Corp.*...................................       78,900
 1,500  EMC Corp.*.............................................      115,406
   300  Hewlett-Packard Co.....................................       37,463
   900  International Business Machines Corp...................       98,606
                                                                  ----------
                                                                     603,694
                                                                  ----------
        Cosmetics & Personal Care - 2.3%
   700  Avon Products..........................................       31,150
 1,600  Colgate-Palmolive Co...................................       95,800
   500  Gillette Co............................................       17,469
   600  Procter & Gamble Co....................................       34,350
                                                                  ----------
                                                                     178,769
                                                                  ----------
        Data Processing and Preparation - 1.6%
   600  Automatic Data Processing..............................       32,138
 1,700  First Data Corp........................................       84,363
   300  S1 Corp.*..............................................        6,994
                                                                  ----------
                                                                     123,495
                                                                  ----------

   The accompanying notes are an integral part of these financial statements.

Growth Equity Fund
Advised by: Goldman Sachs Asset Management
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2000

                                                                        Value
 Shares                                                                (Note 1)
 ------                                                               ----------

        COMMON STOCKS (Continued)
        Electric Utilities - 1.4%
 1,900  AES Corp.*.................................................   $   86,688
   200  Duke Energy Corp...........................................       11,275
   400  Southern Co................................................        9,325
                                                                      ----------
                                                                         107,288
                                                                      ----------
        Electrical Equipment - 0.1%
   100  Emerson Electric Co........................................        6,038
                                                                      ----------
        Electronics - 6.5%
   200  Analog Devices, Inc.*......................................       15,200
 1,400  Energizer Holdings, Inc.*..................................       25,550
    40  E-Tek Dynamics, Inc.*......................................       10,553
   532  General Motors Corp. - Class H*............................       46,683
 2,100  Intel Corp.................................................      280,744
   200  Maxim Integrated Products*.................................       13,588
   100  PMC-Sierra, Inc.*..........................................       17,769
 1,000  Texas Instruments, Inc.....................................       68,688
   200  Xilinx, Inc.*..............................................       16,513
                                                                      ----------
                                                                         495,288
                                                                      ----------
        Entertainment & Leisure - 3.5%
 3,200  AT&T - Liberty Media Group -
         Class A*..................................................       77,600
   600  Disney (Walt) Co...........................................       23,288
 2,100  Harrah's Entertainment, Inc.*..............................       43,969
 1,500  Time Warner, Inc...........................................      114,000
   300  Xerox Corp.................................................        6,225
                                                                      ----------
                                                                         265,082
                                                                      ----------
        Financial Services - 0.9%
   200  Merrill Lynch & Co.........................................       23,000
 1,450  Schwab (Charles) Corp......................................       48,756
                                                                      ----------
                                                                          71,756
                                                                      ----------
        Forest Products & Paper - 0.5%
   500  International Paper Co.....................................       14,906
   200  Kimberly-Clark Corp........................................       11,475
   300  Weyerhaeuser Co............................................       12,900
                                                                      ----------
                                                                          39,281
                                                                      ----------
        Heavy Machinery - 0.6%
   300  Applied Materials, Inc.*...................................       27,188
   300  United Technologies Corp...................................       17,663
                                                                      ----------
                                                                          44,851
                                                                      ----------

                                                                    Value
 Shares                                                            (Note 1)
 ------                                                           ----------

        Home Construction, Furnishings &
        Appliances - 4.2%
   200  Gemstar International Group Ltd.*......................   $   12,291
 5,800  General Electric Co....................................      307,400
                                                                  ----------
                                                                     319,691
                                                                  ----------
        Household Products - 1.1%
   300  Corning, Inc...........................................       80,963
                                                                  ----------
        Industrial - Diversified - 0.4%
   600  Tyco International Ltd.................................       28,425
                                                                  ----------
        Information Retrieval Services - 0.9%
   800  America Online, Inc.*..................................       42,200
   200  Yahoo, Inc.*...........................................       24,775
                                                                  ----------
                                                                      66,975
                                                                  ----------
        Insurance - 2.9%
   800  AMBAC Financial Group, Inc.............................       43,850
   800  American International Group...........................       94,000
 3,100  Metlife, Inc.*.........................................       65,294
   500  Nationwide Financial Services -
         Class A...............................................       16,438
                                                                  ----------
                                                                     219,582
                                                                  ----------
        Lodging - 1.2%
 1,200  Marriott International, Inc. - Class A.................       43,275
 1,500  Starwood Hotels & Resorts World........................       48,469
                                                                  ----------
                                                                      91,744
                                                                  ----------
        Manufacturing - 0.6%
   600  Minnesota Mining & Manufacturing Co.                          49,500
                                                                  ----------
        Media - Broadcasting & Publishing - 4.2%
   400  AMFM, Inc.*............................................       27,600
 2,300  Belo (A.H.) Corp. - Series A...........................       39,819
   300  Cablevision Systems Corp. -  Class A*..................       20,363
   500  Comcast Corp. - Class A*...............................       20,250
   400  Gannett Co., Inc.......................................       23,925
 1,600  Infinity Broadasting Corp. - Class A*..................       58,300
   700  New York Times Co. - Class A...........................       27,650
   400  Tribune Co.............................................       14,000
 1,293  Viacom, Inc.*..........................................       88,166
                                                                  ----------
                                                                     320,073
                                                                  ----------

   The accompanying notes are an integral part of these financial statements.

Growth Equity Fund
Advised by: Goldman Sachs Asset Management
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2000

                                                                        Value
 Shares                                                                (Note 1)
 ------                                                               ----------

        COMMON STOCKS (Continued)
        Medical Supplies - 0.3%
   114  Agilent Technologies, Inc.*................................   $    8,408
   100  JDS Uniphase Corp.*........................................       11,988
                                                                      ----------
                                                                          20,396
                                                                      ----------
        Metals - 0.2%
   600  Alcoa, Inc.................................................       17,400
                                                                      ----------
        Oil & Gas - 5.6%
   400  Chevron Corp...............................................       33,925
   400  Enron Corp.................................................       25,800
 2,160  Exxon Mobil Corp...........................................      169,560
 1,400  Royal Dutch Petroleum Co...................................       86,188
 1,200  Schlumberger Ltd...........................................       89,550
   300  Texaco, Inc................................................       15,975
   300  Unocal Corp................................................        9,938
                                                                      ----------
                                                                         430,936
                                                                      ----------
        Pharmaceuticals - 8.9%
   700  American Home Products Corp................................       41,125
   600  Amgen, Inc.*...............................................       42,150
 2,800  Bristol-Myers Squibb Co....................................      163,100
   700  Lilly (Eli) & Co...........................................       69,913
   900  Merck & Co., Inc...........................................       68,963
 5,225  Pfizer, Inc................................................      250,800
   900  Schering-Plough Corp.......................................       45,450
                                                                      ----------
                                                                         681,501
                                                                      ----------
        Prepackaged Software - 5.9%
   100  E.piphany, Inc.*...........................................       10,719
 3,300  Microsoft Corp.*...........................................      264,000
 1,800  Oracle Corp.*..............................................      151,313
   200  Veritas Software Corp.*....................................       22,603
                                                                      ----------
                                                                         448,635
                                                                      ----------
        Restaurants - 0.7%
 1,700  McDonald's Corp............................................       55,994
                                                                      ----------
        Retailers - 3.4%
   400  CVS Corp...................................................       16,000
   400  RadioShack Corp............................................       18,950
 2,100  Walgreen Co................................................       67,594
 2,700  Wal-Mart Stores, Inc.......................................      155,588
                                                                      ----------
                                                                         258,132
                                                                      ----------

                                                                        Value
 Shares                                                                (Note 1)
 ------                                                               ----------

        Telephone Systems - 5.0%
 1,140  AT&T Corp..................................................   $   36,053
 1,200  GTE Corp...................................................       74,700
 2,000  SBC Communications, Inc....................................       86,500
   800  Sprint Corp. (FON Group)...................................       40,800
   700  Sprint Corp. (PCS Group)*..................................       41,650
   600  Vodafone AirTouch Plc - ADR................................       24,863
 1,700  Worldcom, Inc.*............................................       77,988
                                                                      ----------
                                                                         382,554
                                                                      ----------
        TOTAL COMMON STOCKS
        (Cost $6,207,004)..........................................    7,125,253
                                                                      ----------
 2,308  S&P 500 Depositary Receipt
        (Cost $330,639) ...........................................      335,290
                                                                      ----------
        TOTAL INVESTMENTS - 97.8%
        (Cost $6,537,643) .........................................    7,460,543
        Other Assets and Liabilities (net) -
        2.2% ......................................................      169,633
                                                                      ----------
        TOTAL NET ASSETS - 100.0% .................................   $7,630,176
                                                                      ==========

    Notes to the Portfolio of Investments:
    ADR - American Depository Receipt
    * Non-income producing security.
   The accompanying notes are an integral part of these financial statements.

Disciplined Equity Fund
Advised by: J.P. Morgan Investment Management Inc.
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2000

                                                                        Value
 Shares                                                                (Note 1)
 ------                                                               ----------

         COMMON STOCKS - 98.7%
         Advertising - 0.1%
    200  Doubleclick, Inc.*........................................   $    7,625
                                                                      ----------
         Aerospace & Defense - 0.7%
    300  Boeing Co.................................................       12,544
    200  Goodrich (B.F.) Co........................................        6,813
  2,100  Honeywell International, Inc..............................       70,744
                                                                      ----------
                                                                          90,101
                                                                      ----------
         Airlines - 0.1%
    200  AMR Corp.*................................................        5,288
    100  Northwest Airlines Corp.*.................................        3,044
    500  Southwest Airlines........................................        9,469
                                                                      ----------
                                                                          17,801
                                                                      ----------
         Apparel Retailers - 0.7%
  2,000  Gap, Inc..................................................       62,500
    800  Limited, Inc..............................................       17,300
    300  Nordstrom, Inc............................................        7,238
                                                                      ----------
                                                                          87,038
                                                                      ----------
         Automotive - 1.9%
    500  Dana Corp.................................................       10,594
  1,100  Delphi Automotive Systems.................................       16,019
  2,400  Ford Motor Co.............................................      103,200
  1,000  General Motors Corp.......................................       58,063
    500  Goodyear Tire & Rubber Co.................................       10,000
    300  ITT Industries, Inc.......................................        9,113
    200  Paccar, Inc...............................................        7,938
    300  Rockwell International Corp...............................        9,450
    314  Visteon Corp.*............................................        3,810
                                                                      ----------
                                                                         228,187
                                                                      ----------
         Banking - 6.9%
    100  Associated Banc-Corp......................................        2,181
  1,300  Associates First Capital Corp. - Class A..................       29,006
    700  Bank One Corp.............................................       18,594
    100  Banknorth Group, Inc......................................        1,531
    400  Charter One Financial, Inc................................        9,200
  4,200  Citigroup, Inc............................................      253,050
    300  Comerica, Inc.............................................       13,463
    500  C.I.T. Group, Inc. - Class A..............................        8,125
    400  Dime Bancorp, Inc.........................................        6,300

                                                                        Value
 Shares                                                                (Note 1)
 ------                                                               ----------

         Banking (Continued)
  1,900  Fannie Mae................................................   $   99,156
    300  First Tennessee National Corp.............................        4,969
  2,200  First Union Corp..........................................       54,588
    800  Firstar Corp..............................................       16,850
    200  FirstMerit Corp...........................................        4,275
    500  Fleet Boston Corp.........................................       17,000
  1,300  Freddie Mac...............................................       52,650
    300  Golden West Financial Corp................................       12,244
    200  Greenpoint Financial Corp.................................        3,750
    400  Hibernia Corp. - Class A..................................        4,350
    900  Household International, Inc..............................       37,406
  1,000  Keycorp...................................................       17,625
    200  Marshall & Ilsley Corp....................................        8,300
    200  Mercantile Bankshares Corp................................        5,963
    300  North Fork Bancorporation.................................        4,538
    700  PNC Bank Corp.............................................       32,813
    300  Providian Financial Corp..................................       27,000
    500  Regions Financial Corp....................................        9,938
    300  Southtrust Corp...........................................        6,788
    300  Summit Bancorp............................................        7,388
    200  TCF Financial Corp........................................        5,138
  1,400  U.S. Bancorp..............................................       26,950
  1,000  Washington Mutual, Inc....................................       28,875
                                                                      ----------
                                                                         830,004
                                                                      ----------
         Beverages, Food & Tobacco - 4.1%
    500  Bestfoods.................................................       34,625
  1,300  Coca-Cola Co..............................................       74,669
    500  General Mills, Inc........................................       19,125
    700  Heinz (H.J.) Co...........................................       30,625
    100  Kellogg Co................................................        2,975
  5,500  Philip Morris Companies, Inc..............................      146,094
    300  Quaker Oats Co............................................       22,538
    100  Ralston-Ralston Purina Group..............................        1,994
  2,000  Seagram Co. Ltd...........................................      116,000
    900  Unilever N.V..............................................       38,700
                                                                      ----------
                                                                         487,345
                                                                      ----------
         Building Materials - 1.2%
  1,600  Home Depot, Inc...........................................       79,900
    300  Johnson & Johnson.........................................       30,563

   The accompanying notes are an integral part of these financial statements.

Disciplined Equity Fund
Advised by: J.P. Morgan Investment Management Inc.
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2000

                                                                        Value
 Shares                                                                (Note 1)
 ------                                                               ----------

        COMMON STOCKS (Continued)
        Building Materials  (Continued)
   700  Lowe's Cos.................................................   $   28,744
   100  USG Corp...................................................        3,038
                                                                      ----------
                                                                         142,245
                                                                      ----------
        Chemicals - 1.6%
 1,000  Air Products & Chemicals, Inc..............................       30,813
 2,200  Pharmacia Corp.............................................      113,713
   600  PPG Industries, Inc........................................       26,588
   500  Praxair, Inc...............................................       18,719
                                                                      ----------
                                                                         189,833
                                                                      ----------
        Commercial Services - 0.4%
 3,400  Cendant Corp.*.............................................       47,600
                                                                      ----------
        Communications - 4.8%
 1,400  Lucent Technologies, Inc...................................       82,950
 3,300  Motorola, Inc..............................................       95,906
 4,800  Nortel Networks Corp.......................................      327,600
   400  Qualcomm, Inc.*............................................       24,000
   700  Tellabs, Inc.*.............................................       47,906
                                                                      ----------
                                                                         578,362
                                                                      ----------
        Computer Integrated Systems Design - 2.0%
 2,700  Sun Microsystems, Inc.*....................................      245,531
                                                                      ----------
        Computer Software & Processing - 0.1%
   400  Electronic Data Systems Corp...............................       16,500
                                                                      ----------
        Computers & Information - 8.3%
   400  Apple Computer, Inc.*......................................       20,950
 8,500  Cisco Systems, Inc.*.......................................      540,281
 1,200  Compaq Computer Corp.......................................       30,675
 2,300  Dell Computer Corp.*.......................................      113,419
   600  EMC Corp.*.................................................       46,163
   900  Hewlett-Packard Co.........................................      112,388
   700  International Business Machines Corp.......................       76,694
   200  Lexmark International Group, Inc. - Class A*...............       13,450
   200  Quantum Corp. - DLT & Storage Systems*.....................        1,938
   700  Seagate Technology, Inc.*..................................       38,500
                                                                      ----------
                                                                         994,458
                                                                      ----------

 Shares                                                                 Value
 ------                                                                (Note 1)
                                                                      ----------
        Cosmetics & Personal
         Care - 2.0%
   500  Clorox Co..................................................   $   22,406
   200  Estee Lauder Cos.,
         Inc. - Class A............................................        9,888
 1,700  Gillette Co................................................       59,394
 2,700  Procter & Gamble Co........................................      154,575
                                                                      ----------
                                                                         246,263
                                                                      ----------
        Data Processing and Preparation -
          0.1%
   200  Automatic Data
         Processing................................................       10,713
                                                                      ----------
        Electric Utilities -
          1.7%
   200  Allegheny Energy, Inc......................................        5,475
   300  American Electric
         Power.....................................................        8,888
   700  CP&L Energy, Inc...........................................       22,356
   400  Cinergy Corp...............................................       10,175
   300  CMS Energy Corp............................................        6,638
   300  Consolidated Edison,
         Inc.......................................................        8,888
   400  DTE Energy Co..............................................       12,225
   700  Edison International.......................................       14,350
   500  Entergy Corp...............................................       13,594
   200  FPL Group, Inc.............................................        9,900
   300  GPU, Inc...................................................        8,119
   300  NiSource, Inc..............................................        5,588
   400  Northern States Power
         Co........................................................        8,075
 1,000  PG&E Corp..................................................       24,625
   200  Pinnacle West Capital
         Corp......................................................        6,775
   400  PPL Corp...................................................        8,775
   700  TXU Corp...................................................       20,650
   300  Wisconsin Energy Corp......................................        5,944
                                                                      ----------
                                                                         201,040
                                                                      ----------
        Electronics - 6.6%
   200  Advanced Micro
         Devices*..................................................       15,450
 4,100  Intel Corp.................................................      548,105
   100  Lattice Semiconductor
         Corp.*....................................................        6,913
   300  National Semiconductor
         Corp.*....................................................       17,025
 3,000  Texas Instruments,
         Inc.......................................................      206,063
                                                                      ----------
                                                                         793,556
                                                                      ----------
        Entertainment &
         Leisure - 1.7%
   600  AT&T - Liberty Media
         Group - Class A*..........................................       14,550
   800  Eastman Kodak Co...........................................       47,600
   400  Hasbro, Inc................................................        6,025
 1,100  Mattel, Inc................................................       14,506
 1,600  Time Warner, Inc...........................................      121,600
                                                                      ----------
                                                                         204,281
                                                                      ----------

   The accompanying notes are an integral part of these financial statements.

Disciplined Equity Fund
Advised by: J.P. Morgan Investment Management Inc.
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2000

                                                                        Value
 Shares                                                                (Note 1)
 ------                                                               ----------

        COMMON STOCKS (Continued)
        Financial Services - 3.5%
    400 Ameritrade Holding Corp. - Class A*........................   $   4,650
    200 Bear Stearns Companies, Inc................................       8,325
    200 Countrywide Credit IND, Inc................................       6,063
    100 Edwards (A.G.), Inc........................................       3,900
    600 E*trade Group, Inc.*.......................................       9,900
    500 Franklin Resources, Inc....................................      15,188
    900 Goldman Sachs Group, Inc...................................      85,388
    200 Lehman Brothers Holdings, Inc..............................      18,913
    800 Merrill Lynch & Co.........................................      92,000
    700 Morgan Stanley Dean Witter & Co............................      58,275
    300 Paine Webber Group, Inc....................................      13,650
  2,900 Schwab (Charles) Corp......................................      97,513
    600 TD Waterhouse Group*.......................................      10,388
                                                                      ---------
                                                                        424,153
                                                                      ---------
        Food Retailers - 0.5%
    400 Albertson's, Inc...........................................      13,300
  1,900 Kroger Co.*................................................      41,919
                                                                      ---------
                                                                         55,219
                                                                      ---------
        Forest Products & Paper - 0.8%
    600 Fort James Corp............................................      13,875
    400 Georgia-Pacific Group......................................      10,500
  1,000 International Paper Co.....................................      29,813
    500 Kimberly-Clark Corp........................................      28,688
    600 Smurfit-Stone Container Corp.*.............................       7,725
    100 Temple-Inland, Inc.........................................       4,200
                                                                      ---------
                                                                         94,801
                                                                      ---------
        Health Care Providers - 0.6%
  1,100 HCA - The Healthcare Company...............................      33,413
    100 Human Genome Sciences, Inc.*...............................      13,338
    900 Tenet Healthcare Corp.*....................................      24,300
                                                                      ---------
                                                                         71,051
                                                                      ---------
        Heavy Machinery - 1.6%
  1,300 Applied Materials, Inc.*...................................     117,813
    400 Baker Hughes, Inc..........................................      12,800
    600 Caterpillar, Inc...........................................      20,325
    100 Cooper Cameron Corp.*......................................       6,600
    500 Ingersoll-Rand Co..........................................      20,125
    400 Parker Hannifin Corp.......................................      13,700
                                                                      ---------
                                                                        191,363
                                                                      ---------

                                                                        Value
 Shares                                                                (Note 1)
 ------                                                               ----------

        Home Construction, Furnishings & Appliances - 4.2%
  9,300 General Electric Co........................................   $  492,900
    200 Johnson Controls, Inc......................................       10,263
                                                                      ----------
                                                                         503,163
                                                                      ----------
        Household Products - 0.5%
    100 Corning, Inc...............................................       26,988
    900 Rohm & Haas Co.............................................       31,050
                                                                      ----------
                                                                          58,038
                                                                      ----------
        Industrial - Diversified - 1.3%
  3,400 Tyco International Ltd.....................................      161,075
                                                                      ----------
        Information Retrieval Services - 1.8%
  3,300 America Online, Inc.*......................................      174,075
    300 Yahoo, Inc.*...............................................       37,163
                                                                      ----------
                                                                         211,238
                                                                      ----------
        Insurance - 3.3%
    400 Aetna, Inc.................................................       25,675
  2,900 Allstate Corp..............................................       64,525
    300 AMBAC Financial Group, Inc.................................       16,444
    400 American International Group...............................       47,000
    400 AON Corp...................................................       12,425
    300 AXA Financial, Inc.........................................       10,200
    400 Cigna Corp.................................................       37,400
    600 Hartford Financial Services Group..........................       33,563
  1,200 John Hancock Financial Services*...........................       28,425
    700 Lincoln National Corp......................................       25,288
    400 MBIA, Inc..................................................       19,275
  2,400 Metlife, Inc.*.............................................       50,550
    500 Torchmark Corp.............................................       12,344
    200 Wellpoint Health Networks*.................................       14,488
                                                                      ----------
                                                                         397,602
                                                                      ----------
        Lodging - 0.4%
    400 Mandalay Resort Group*.....................................        8,000
    500 Marriott International, Inc. - Class A.....................       18,031
    500 Starwood Hotels & Resorts World............................       16,156
                                                                      ----------
                                                                          42,187
                                                                      ----------
        Media-Broadcasting & Publishing - 1.1%
    200 Allegiance Telecom, Inc.*..................................       12,800
  1,200 Comcast Corp. - Class A*...................................       48,600

   The accompanying notes are an integral part of these financial statements.

Disciplined Equity Fund
Advised by: J.P. Morgan Investment Management Inc.
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2000

                                                                        Value
 Shares                                                                (Note 1)
 ------                                                               ----------

        COMMON STOCKS (Continued)
        Media-Broadcasting & Publishing (Continued)
    400 Fox Entertainment Group, Inc. - Class A*...................   $   12,150
    700 Gannett Co., Inc...........................................       41,869
    100 Knight Ridder, Inc.........................................        5,319
    200 New York Times Co. - Class A...............................        7,900
                                                                      ----------
                                                                         128,638
                                                                      ----------
        Medical Supplies - 1.2%
    419 Agilent Technologies, Inc.*................................       30,901
    100 Bard (C.R.), Inc...........................................        4,813
    700 Becton Dickinson & Co......................................       20,081
    700 Boston Scientific Corp.*...................................       15,356
    300 Eaton Corp.................................................       20,100
    800 Medtronics, Inc............................................       39,850
    200 St. Jude Medical, Inc.*....................................        9,175
                                                                      ----------
                                                                         140,276
                                                                      ----------
        Metals - 1.0%
    200 Alcan Aluminum Ltd.........................................        6,200
  2,600 Alcoa, Inc.................................................       75,400
    200 Allegheny Technologies, Inc................................        3,600
    300 Cooper Industries, Inc.....................................        9,769
    800 Lockheed Martin Corp.......................................       19,850
    100 Phelps Dodge Corp..........................................        3,719
                                                                      ----------
                                                                         118,538
                                                                      ----------
        Oil & Gas - 5.9%
    100 Apache Corp................................................        5,881
    800 Chevron Corp...............................................       67,850
    700 Conoco, Inc. - Class B.....................................       17,194
    100 Devon Energy Corp..........................................        5,619
    200 Dynegy, Inc. - Class A.....................................       13,663
    300 El Paso Energy Corp........................................       15,281
    200 Ensco International, Inc...................................        7,163
  4,200 Exxon Mobil Corp...........................................      329,700
    300 Global Marine, Inc.*.......................................        8,456
  2,600 Royal Dutch Petroleum Co...................................      160,063
    700 Texaco, Inc................................................       37,275
    700 Union Pacific Resources Group..............................       15,400
    500 Williams Cos., Inc.........................................       20,844
                                                                      ----------
                                                                         704,389
                                                                      ----------

                                                                        Value
 Shares                                                                (Note 1)
 ------                                                               ----------

        Pharmaceuticals - 8.4%
  1,600 Abbott Laboratories........................................   $   71,300
    100 Alza Corp.*................................................        5,913
  2,300 American Home Products Corp................................      135,125
  3,100 Bristol-Myers Squibb Co....................................      180,575
    600 Forest Laboratories - Class A*.............................       60,600
    200 Genzyme Corp.*.............................................       11,888
  1,900 Lilly (Eli) & Co...........................................      189,763
  1,400 Merck & Co., Inc...........................................      107,275
  3,300 Pfizer, Inc................................................      158,400
  2,000 Schering-Plough Corp.......................................      101,000
    100 Watson Pharmaceutical, Inc.*...............................        5,375
                                                                      ----------
                                                                       1,027,214
                                                                      ----------
        Prepackaged Software - 7.0%
    200 Adobe Systems, Inc.........................................       26,000
    400 BMC Software, Inc.*........................................       14,594
    300 Citrix Systems, Inc.*......................................        5,681
  1,100 Computer Associates International, Inc.....................       56,306
  6,700 Microsoft Corp.*...........................................      536,000
    200 Network Associates, Inc.*..................................        4,075
  1,200 Oracle Corp.*..............................................      100,875
    300 Siebel Systems, Inc.*......................................       49,069
    100 Symantec Corp.*............................................        5,394
    200 Tibco Software, Inc.*......................................       21,447
    200 Veritas Software Corp.*....................................       22,603
                                                                      ----------
                                                                         842,044
                                                                      ----------
        Restaurants - 0.2%
    700 McDonald's Corp............................................       23,056
                                                                      ----------
        Retailers - 3.5%
    600 Federated Department Stores*...............................       20,250
    800 MAY Department Stores Co...................................       19,200
    500 Penney (J.C.) Co., Inc.....................................        9,219
    700 Sears, Roebuck & Co........................................       22,838
  1,000 Target Corp................................................       58,000
    900 TJX Companies, Inc.........................................       16,875
  4,700 Wal-Mart Stores, Inc.......................................      270,838
                                                                      ----------
                                                                         417,220
                                                                      ----------

   The accompanying notes are an integral part of these financial statements.

Disciplined Equity Fund
Advised by: J.P. Morgan Investment Management Inc.
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2000

                                                                        Value
 Shares                                                               (Note 1)
 ------                                                              -----------

        COMMON STOCKS (Continued)
        Telephone Systems - 6.3%
    100 Alltel Corp...............................................   $     6,194
  3,715 AT&T Corp.................................................       117,487
  1,200 Bell Atlantic Corp........................................        60,975
  1,500 Global Crossing Ltd.*.....................................        39,469
  1,700 GTE Corp..................................................       105,825
  4,400 SBC Communications, Inc...................................       190,300
    200 Sprint Corp. (PCS Group)*.................................        11,900
    400 US West, Inc..............................................        34,300
  4,200 Worldcom, Inc.*...........................................       192,675
                                                                     -----------
                                                                         759,125
                                                                     -----------
        Textiles, Clothing & Fabrics - 0.1%
    400 Jones Apparel Group, Inc.*................................         9,400
                                                                     -----------
        Transportation - 0.5%
  1,300 Burlington Northern Santa Fe Co...........................        29,819
    300 CSX Corp..................................................         6,356
    500 Norfolk Southern Corp.....................................         7,438
    600 Union Pacific Corp........................................        22,313
                                                                     -----------
                                                                          65,926
                                                                     -----------
        TOTAL INVESTMENTS - 98.7%
         (Cost $11,177,897).......................................   $11,864,180
        Other Assets and Liabilities
         (net)  - 1.3%............................................       161,459
                                                                     -----------
        TOTAL NET ASSETS - 100.0% ................................   $12,025,639
                                                                     ===========

    Notes to the Portfolio of Investments:
    *Non-income producing security.
   The accompanying notes are an integral part of these financial statements.

Value Equity Fund
Advised by: Salomon Brothers Asset Management Inc
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2000

                                                                       Value
 Shares                                                               (Note 1)
 ------                                                              ----------

        COMMON STOCKS - 94.7%
        Aerospace & Defense - 1.6%
 3,200  Honeywell International, Inc..............................    $107,800
                                                                      --------
        Banking - 13.6%
 1,200  American Express Co.......................................      62,550
 2,900  Associates First Capital Corp. - Class A..................      64,706
 3,200  Bank of New York Co., Inc.................................     148,800
 2,300  Chase Manhattan Corp......................................     105,944
 1,500  Comerica, Inc.............................................      67,313
 2,700  Fleet Boston Corp. .......................................      91,800
 1,500  Freddie Mac...............................................      60,750
 3,100  Household International, Inc..............................     128,844
 3,200  MBNA Corp.................................................      86,800
 1,500  U.S. Bancorp..............................................      28,875
 3,300  Washington Mutual, Inc....................................      95,288
                                                                      --------
                                                                       941,670
                                                                      --------
        Beverages, Food & Tobacco - 14.1%
 4,300  Coca-Cola Enterprises.....................................      70,144
 6,900  Nabisco Group Holdings Corp. .............................     178,961
 5,400  Pepsi Bottling Group, Inc.................................     157,613
 1,800  Pepsico, Inc..............................................      79,988
 4,500  Philip Morris Companies, Inc..............................     119,531
 4,500  Ralston-Ralston Purina Group..............................      89,719
 3,000  RJ Reynolds Tobacco Holdings, Inc.                     ...      83,813
 3,300  Safeway, Inc.*............................................     148,913
 5,200  Tyson Foods, Inc. - Class A...............................      45,500
                                                                      --------
                                                                       974,182
                                                                      --------
        Chemicals - 2.1%
 2,800  Pharmacia Corp............................................     144,725
                                                                      --------
        Communications - 2.9%
 1,200  Alcatel SA - ADR..........................................      79,800
 1,500  Motorola, Inc.............................................      43,594
 1,100  Tellabs, Inc.*............................................      75,281
                                                                      --------
                                                                       198,675
                                                                      --------
        Computer Integrated Systems
        Design - 2.1%
 2,500  3 Com Corp.*..............................................     144,063
                                                                      --------
        Computers & Information - 6.3%
 4,900  Compaq Computer Corp. ....................................     125,256
   700  Hewlett-Packard Co........................................      87,413
 1,400  International Business Machines Corp......................     153,388
 1,300  Seagate Technology, Inc.*.................................      71,500
                                                                      --------
                                                                       437,557
                                                                      --------

                                                                        Value
 Shares                                                                (Note 1)
 ------                                                               ----------

        Electronics - 5.0%
   400  General Motors Corp. - Class H*............................    $ 35,100
   600  Intel Corp. ...............................................      80,213
   900  Micron Technology, Inc.*...................................      79,256
 2,700  National Semiconductor Corp.*..............................     153,225
                                                                       --------
                                                                        347,794
                                                                       --------
        Entertainment & Leisure - 2.6%
 2,700  AT&T - Liberty Media Group -
         Class A*..................................................      65,475
 2,400  News Corp. Ltd. - ADR......................................     114,000
                                                                       --------
                                                                        179,475
                                                                       --------
        Financial Services - 1.9%
 1,200  Equity Office Properties Trust.............................      33,075
 1,200  Morgan Stanley Dean Witter & Co............................      99,900
                                                                       --------
                                                                        132,975
                                                                       --------
        Food Retailers - 0.9%
   800  Albertson's, Inc...........................................      26,600
   600  Delhaize America, Inc. - Class A...........................      10,613
 1,800  Delhaize America, Inc. - Class B...........................      27,675
                                                                       --------
                                                                         64,888
                                                                       --------
        Forest Products & Paper - 2.7%
 3,000  International Paper Co.....................................      89,438
 1,700  Kimberly-Clark Corp........................................      97,538
                                                                       --------
                                                                        186,976
                                                                       --------
        Heavy Machinery - 2.0%
   800  Applied Materials, Inc.*...................................      72,500
 1,600  Ingersoll-Rand Co. ........................................      64,400
                                                                       --------
                                                                        136,900
                                                                       --------
        Household Products - 0.8%
   200  Corning, Inc. .............................................      53,975
                                                                       --------
        Insurance - 0.8%
   900  American General Corp......................................      54,900
                                                                       --------
        Metals - 1.3%
 3,100  Alcoa, Inc.................................................      89,900
                                                                       --------
        Oil & Gas - 9.8%
 1,200  Amerada Hess Corp..........................................      74,100
 2,400  Burlington Resources, Inc..................................      91,800
 1,400  Coastal Corp. .............................................      85,225
 3,800  Conoco, Inc. - Class A.....................................      83,600

   The accompanying notes are an integral part of these financial statements.

Value Equity Fund
Advised by: Salomon Brothers Asset Management Inc
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2000

                                                    Value
Shares                                             (Note 1)
------                                            ----------

        COMMON STOCKS (Continued)
        Oil & Gas (Continued)
1,700   Royal Dutch Petroleum Co................. $  104,656
1,500   Total Fina SA - ADR......................    115,219
1,300   USX-Marathon Group, Inc..................     32,581
2,100   Williams Cos., Inc. .....................     87,544
                                                  ----------
                                                     674,725
                                                  ----------
        Pharmaceuticals - 7.1%
1,800   Abbott Laboratories......................     80,213
1,500   American Home Products Corp..............     88,125
  800   Lilly (Eli) & Co.........................     79,900
1,600   Merck & Co., Inc.........................    122,600
1,800   Novartis AG - ADR........................     72,000
  900   Schering-Plough Corp.....................     45,450
                                                  ----------
                                                     488,288
                                                  ----------
        Prepackaged Software - 1.1%
1,500   Computer Associates International, Inc...     76,781
                                                  ----------
        Restaurants - 0.8%
1,600   McDonald's Corp..........................     52,700
                                                  ----------
        Retailers - 4.8%
4,000   Costco Wholesale Corp.*..................    132,000
3,000   Federated Department Stores*.............    101,250
1,700   Target Corp. ............................     98,600
                                                  ----------
                                                     331,850
                                                  ----------
        Telephone Systems - 8.5%
1,200   Alltel Corp. ............................     74,325
2,300   Bell Atlantic Corp. .....................    116,869
1,900   GTE Corp. ...............................    118,275
3,400   SBC Communications, Inc. ................    147,050
2,800   Worldcom, Inc.*..........................    128,450
                                                  ----------
                                                     584,969
                                                  ----------
        Transportation - 1.9%
2,400   Canadian National Railway Co.............     70,050
2,200   Canadian Pacific Ltd. ...................     57,613
                                                  ----------
                                                     127,663
                                                  ----------
        TOTAL COMMON STOCKS
         (Cost $5,994,705) ...................... $6,533,431
                                                  ----------

   Par                                                                 Value
  Value                                                               (Note 1)
  -----                                                              ----------
         DEBT OBLIGATIONS - 0.3%
         Convertible Debt - 0.3%
 $25,000 NTL, Inc., 5.75%, due 12/15/2009 144A                       $   19,750
                                                                     ----------
         TOTAL DEBT OBLIGATIONS
          (Cost $25,000) .........................................   $   19,750
                                                                     ----------
         TOTAL INVESTMENTS - 95.0%
          (Cost $6,019,705).......................................    6,553,181
         Other Assets and Liabilities
          (net) - 5.0%............................................      347,297
                                                                     ----------
         TOTAL NET ASSETS - 100.0%................................   $6,900,478
                                                                     ==========

    Notes to the Portfolio of Investments:
    *Non-income producing security.
    ADR - American Depository Receipt
    144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
   The accompanying notes are an integral part of these financial statements.

Balanced Fund
Advised by: OpCap Advisors
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2000

                                                                        Value
 Shares                                                                (Note 1)
 ------                                                               ----------

        COMMON STOCKS - 53.9%
        Airlines - 1.0%
  2,400 AMR Corp.*..................................................   $ 63,450
                                                                       --------
        Banking - 10.5%
  8,000 Fleet Boston Corp...........................................    272,000
  8,500 Freddie Mac.................................................    344,250
    800 Household International, Inc................................     33,250
                                                                       --------
                                                                        649,500
                                                                       --------
        Chemicals - 2.9%
  1,000 Du Pont (E.I.) de Nemours...................................     43,750
  2,600 Pharmacia Corp..............................................    134,388
                                                                       --------
                                                                        178,138
                                                                       --------
        Communications - 1.1%
  2,400 Motorola, Inc...............................................     69,750
                                                                       --------
        Computers & Information - 1.4%
  2,100 Solectron Corp.*............................................     87,938
                                                                       --------
        Financial Services - 0.7%
  1,500 Countrywide Credit Industries, Inc..........................     45,469
                                                                       --------
        Food Retailers - 7.0%
 19,650 Kroger Co.*.................................................    433,528
                                                                       --------
        Insurance - 2.9%
  3,700 Conseco, Inc................................................     36,075
  6,000 John Hancock Financial Services*............................    142,125
                                                                       --------
                                                                        178,200
                                                                       --------
        Metals - 0.6%
  3,700 Freeport-McMoran Copper & Gold, Inc.  - Class B*............     34,225
                                                                       --------
        Oil & Gas - 3.0%
  1,550 Chevron Corp................................................    131,459
  1,000 Texaco, Inc.................................................     53,250
                                                                       --------
                                                                        184,709
                                                                       --------
        Pharmaceuticals - 0.8%
    800 American Home Products Corp.................................     47,000
                                                                       --------
        Prepackaged Software - 5.1%
  5,700 Computer Associates International, Inc......................    291,769
  2,150 Compuware Corp.*............................................     22,306
                                                                       --------
                                                                        314,075
                                                                       --------

                                                                        Value
  Shares                                                               (Note 1)
  ------                                                              ----------

           Restaurants - 2.8%
    5,200  McDonald's Corp. ........................................  $  171,275
                                                                      ----------
           Retailers - 5.4%
    6,400  CVS Corp.................................................     256,000
    5,200  Staples, Inc.*...........................................      79,950
                                                                      ----------
                                                                         335,950
                                                                      ----------
           Telephone Systems - 5.8%
    2,700  Bell Atlantic Corp.......................................     137,194
      900  Sprint Corp. (FON Group).................................      45,900
    3,900  Worldcom, Inc.*..........................................     178,913
                                                                      ----------
                                                                         362,007
                                                                      ----------
           Transportation - 2.9%
    5,100  Canadian Pacific Ltd.....................................     133,556
    1,689  Sabre Holdings Corp.*....................................      48,137
                                                                      ----------
                                                                         181,693
                                                                      ----------
           TOTAL COMMON STOCKS
            (Cost $3,355,478).......................................  $3,336,907
                                                                      ----------
           CONVERTIBLE PREFERRED STOCKS - 0.3%
           Freeport-McMoran Copper &
    1,300   Gold, Inc., Step Up, 7.00%
            (Cost $18,766)..........................................  $   17,306
                                                                      ----------
 Par Value
 ---------
           DEBT OBLIGATIONS - 33.1%
           Corporate Debt - 13.3%
 $275,000  Conseco Finance Trust III, 8.796%,
            due 04/01/2027..........................................  $  116,875
  200,000  Delta Airlines, 7.70%,
            due 12/15/2005..........................................     192,898
  200,000  Electronic Data Systems Corp., 6.85%,
            due 12/15/2004..........................................     197,448
  125,000  Tenet Healthcare Corp., 8.00%,
            due 1/15/2005...........................................     120,625
  200,000  Textron Financial Corp., 7.125%,
            due 12/09/2004..........................................     198,179
                                                                      ----------
                                                                         826,025
                                                                      ----------

   The accompanying notes are an integral part of these financial statements.

Balanced Fund
Advised by: OpCap Advisors
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2000

                                                       Value
 Par Value                                            (Note 1)
 ---------                                           ----------

             DEBT OBLIGATIONS (Continued)
             U.S. Government - 17.7%
 $   50,000  US Treasury Note, 6.75%,
              due 5/15/2005.......................   $   51,180
  1,041,300  U.S. Treasury Inflation Indexed Note,
              3.875%, due 4/15/2029...............    1,038,612
                                                     ----------
                                                      1,089,792
                                                     ----------
             U.S. Government Agency -- 2.1%
    150,000  Fannie Mae, 5.25%,
              due 1/15/2009.......................      131,977
                                                     ----------
             TOTAL DEBT OBLIGATIONS
              (Cost $2,122,859)...................   $2,047,794
                                                     ----------
             TOTAL INVESTMENTS - 87.3%
              (Cost $5,497,103)...................    5,402,007
             Other Assets and Liabilities
              (net) - 12.7%.......................      787,342
                                                     ----------
             TOTAL NET ASSETS - 100.0%............   $6,189,349
                                                     ==========

    Notes to the Portfolio of Investments:
    *Non-income producing security.
   The accompanying notes are an integral part of these financial statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LSA Variable Series Trust
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2000

                          Emerging     Focused      Growth                 Value
                           Growth       Equity      Equity   Disciplined   Equity    Balanced
                         Equity Fund     Fund        Fund    Equity Fund    Fund       Fund
                         -----------  ----------  ---------- ----------- ---------- ----------
Assets:
 Investments, at value
  (Note 1)*............. $10,509,281  $7,624,978  $7,460,543 $11,864,180 $6,553,181 $5,402,007
 Cash...................     768,459     284,278     393,548      78,300    389,074    764,793
 Receivable from:
   Securities sold......      64,765      10,568     123,154     127,509         --     21,819
   Dividends and
    interest............       2,943       4,856      51,350      76,132     16,503     37,044
   Manager (Note 2).....      15,442      14,342      13,950      14,547     14,135     13,719
 Prepaid insurance......       1,000       1,000       1,000       1,000      1,000      1,000
                         -----------  ----------  ---------- ----------- ---------- ----------
     Total assets.......  11,361,890   7,940,022   8,043,545  12,161,668  6,973,893  6,240,382
                         -----------  ----------  ---------- ----------- ---------- ----------
Liabilities:
 Payable for:
   Securities
    purchased...........       1,300      36,676     359,408      76,265     18,333         --
 Accrued expenses:
   Management fees (Note
    2)..................       8,806       5,969       5,132       7,316      4,470      3,954
   Other................      51,939      47,700      48,829      52,448     50,612     47,079
                         -----------  ----------  ---------- ----------- ---------- ----------
     Total liabilities..      62,045      90,345     413,369     136,029     73,415     51,033
                         -----------  ----------  ---------- ----------- ---------- ----------
Net assets.............. $11,299,845  $7,849,677  $7,630,176 $12,025,639 $6,900,478 $6,189,349
                         ===========  ==========  ========== =========== ========== ==========
Net assets consist of:
 Paid-in capital........ $ 6,969,897  $6,380,129  $6,406,062 $11,030,356 $5,996,575 $5,949,575
 Undistributed net
  investment income
  (distributions in
  excess of net
  investment income)....     (50,230)    (17,923)     39,169      81,909     24,664     85,660
 Accumulated net
  realized gain on
  investments and
  written options.......   1,736,428     258,340     262,045     227,091    345,763    249,210
 Net unrealized
  appreciation
  (depreciation) on
  investments...........   2,643,750   1,229,131     922,900     686,283    533,476    (95,096)
                         -----------  ----------  ---------- ----------- ---------- ----------
Net assets.............. $11,299,845  $7,849,677  $7,630,176 $12,025,639 $6,900,478 $6,189,349
                         ===========  ==========  ========== =========== ========== ==========
Shares outstanding......     614,329     612,309     618,928   1,094,452    589,359    593,260
                         ===========  ==========  ========== =========== ========== ==========
Net asset value,
 offering price and
 redemption price per
 share.................. $     18.39  $    12.82  $    12.33 $     10.99 $    11.71 $    10.43
                         ===========  ==========  ========== =========== ========== ==========
* Cost of investments... $ 7,865,531  $6,395,847  $6,537,643 $11,177,897 $6,019,705 $5,497,103

   The accompanying notes are an integral part of these financial statements.

LSA Variable Series Trust
STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 2000

                            Emerging    Focused    Growth                 Value
                          Growth Equity  Equity    Equity   Disciplined   Equity   Balanced
                              Fund        Fund      Fund    Equity Fund    Fund      Fund
                          ------------- --------  --------  -----------  --------  ---------
Investment Income:
 Interest...............   $   19,554   $  4,719  $  5,103  $    2,621   $ 11,427  $  95,366
 Dividends *............           26     21,559    72,760     137,935     45,832     21,021
                           ----------   --------  --------  ----------   --------  ---------
     Total investment
      income............       19,580     26,278    77,863     140,556     57,259    116,387
                           ----------   --------  --------  ----------   --------  ---------
Expenses:
 Investment management
  fee (Note 2)..........       54,297     33,593    28,600      42,201     23,737     22,467
 Custody and
  administration fees...       83,965     71,184    68,932      82,084     69,937     64,970
 Audit fees.............        9,117      9,117     9,117       9,117      9,117      9,117
 Legal fees.............        8,917      8,837     8,837       8,837      8,837      8,877
 Trustees' fees.........        3,725      3,725     3,725       3,725      3,725      3,725
 Insurance..............        2,052      2,052     2,052       2,052      2,052      2,052
 Printing fees..........        1,950      1,950     1,950       1,950      1,950      1,950
 Registration fees......           56         56        56         112         56         56
 Other..................          966        966       966         974        966        966
                           ----------   --------  --------  ----------   --------  ---------
     Total expenses.....      165,045    131,480   124,235     151,052    120,377    114,180
 Less: Expenses
    waived/reimbursed
    by the Manager
    (Note 2)............      (95,235)   (87,279)  (85,541)    (91,971)   (87,738)   (83,288)
                           ----------   --------  --------  ----------   --------  ---------
 Net operating
  expenses..............       69,810     44,201    38,694      59,081     32,639     30,892
                           ----------   --------  --------  ----------   --------  ---------
Net investment income
 (loss).................      (50,230)   (17,923)   39,169      81,475     24,620     85,495
                           ----------   --------  --------  ----------   --------  ---------
Realized and unrealized
 gain (loss):
 Net realized gain
  (loss) on:
   Investment
    transactions........    1,288,600    105,419   220,633     128,555    277,569    131,710
   Written options......           --         --        --          --      8,361         --
                           ----------   --------  --------  ----------   --------  ---------
   Net realized gain....    1,288,600    105,419   220,633     128,555    285,930    131,710
                           ----------   --------  --------  ----------   --------  ---------
 Net change in
  unrealized
  appreciation
  (depreciation) on:
   Investments..........     (663,859)   338,579   (82,272)   (344,414)   226,257   (118,717)
   Written options......           --         --        --          --     (5,718)        --
                           ----------   --------  --------  ----------   --------  ---------
     Net change in
      unrealized
      appreciation
      (depreciation)....     (663,859)   338,579   (82,272)   (344,414)   220,539   (118,717)
                           ----------   --------  --------  ----------   --------  ---------
Net realized and
 unrealized gain
 (loss).................      624,741    443,998   138,361    (215,859)   506,469     12,993
                           ----------   --------  --------  ----------   --------  ---------
Net increase (decrease)
 in net assets resulting
 from operations........   $  574,511   $426,075  $177,530  $(134,384)   $531,089  $  98,488
                           ==========   ========  ========  ==========   ========  =========
* Net of foreign taxes
  withheld of:             $       12   $     25  $    272  $      787   $    639  $     119

   The accompanying notes are an integral part of these financial statements.

LSA Variable Series Trust
STATEMENTS OF CHANGES IN NET ASSETS

                             Emerging Growth               Focused                    Growth
                               Equity Fund               Equity Fund               Equity Fund
                         ------------------------- ------------------------- -------------------------
                         Six Months                Six Months                Six Months
                            Ended                     Ended                     Ended
                          June 30,    Period Ended  June 30,    Period Ended  June 30,    Period Ended
                            2000      December 31,    2000      December 31,    2000      December 31,
                         (Unaudited)    1999 (a)   (Unaudited)    1999 (a)   (Unaudited)    1999 (a)
                         -----------  ------------ -----------  ------------ -----------  ------------
Increase (decrease) in
 net assets from:
Operations:
 Net investment income
  (loss)................ $   (50,230)  $  (17,391) $  (17,923)   $   (4,911) $   39,169    $     (723)
 Net realized gain
  (loss)................   1,288,600      465,219     105,419       157,832     220,633        47,116
 Net change in
  unrealized
  appreciation
  (depreciation)........    (663,859)   3,307,609     338,579       890,552     (82,272)    1,005,172
                         -----------   ----------  ----------    ----------  ----------    ----------
 Net increase in net
  assets resulting from
  operations............     574,511    3,755,437     426,075     1,043,473     177,530     1,051,565
                         -----------   ----------  ----------    ----------  ----------    ----------
Distributions to
 shareholders:
 From net realized
  capital gains.........          --           --          --            --          --        (4,981)
                         -----------   ----------  ----------    ----------  ----------    ----------
   Total distributions
    to shareholders.....          --           --          --            --          --        (4,981)
                         -----------   ----------  ----------    ----------  ----------    ----------
Fund share transactions
 (Note 4):
 Proceeds from shares
  sold..................   1,633,178    5,363,475   1,000,638     5,520,713   1,193,686     5,332,263
 Net asset value of
  shares issued on
  reinvestment of
  distributions.........          --           --          --            --          --         4,981
 Cost of shares
  repurchased...........     (26,662)         (94)   (141,093)         (129)   (124,603)         (265)
                         -----------   ----------  ----------    ----------  ----------    ----------
 Net increase in net
  assets resulting from
  Fund share
  transactions..........   1,606,516    5,363,381     859,545     5,520,584   1,069,083     5,336,979
                         -----------   ----------  ----------    ----------  ----------    ----------
Total change in net
 assets                    2,181,027    9,118,818   1,285,620     6,564,057   1,246,613     6,383,563
Net assets:
 Beginning of period....   9,118,818           --   6,564,057            --   6,383,563            --
                         -----------   ----------  ----------    ----------  ----------    ----------
 End of period *........ $11,299,845   $9,118,818  $7,849,677    $6,564,057  $7,630,176    $6,383,563
                         ===========   ==========  ==========    ==========  ==========    ==========
* Including
  undistributed net
  investment income
  (distributions in
  excess of net
  investment income) of: $   (50,230)  $       --  $  (17,923)   $       --  $   39,169    $       --

(a) Fund commenced operations on October 1, 1999.
   The accompanying notes are an integral part of these financial statements.

LSA Variable Series Trust
STATEMENTS OF CHANGES IN NET ASSETS

                               Disciplined                   Value                    Balanced
                               Equity Fund                Equity Fund                   Fund
                         -------------------------  ------------------------- -------------------------
                         Six Months                 Six Months                Six Months
                            Ended                      Ended                     Ended
                          June 30,    Period Ended   June 30,    Period Ended  June 30,    Period Ended
                            2000      December 31,     2000      December 31,    2000      December 31,
                         (Unaudited)    1999(a)     (Unaudited)    1999(a)    (Unaudited)    1999(a)
                         -----------  ------------  -----------  ------------ -----------  ------------
Increase (decrease) in
 net assets from:
Operations:
 Net investment income
  (loss)................ $    81,475  $    14,389   $   24,620    $    8,326  $   85,495    $   29,743
 Net realized gain
  (loss)................     128,555      128,268      285,930        59,833     131,710       118,122
 Net change in
  unrealized
  appreciation
  (depreciation)........    (344,414)   1,030,697      220,539       312,937    (118,717)       23,621
                         -----------  -----------   ----------    ----------  ----------    ----------
 Net increase
  (decrease) in net
  assets resulting from
  operations............    (134,384)   1,173,354      531,089       381,096      98,488       171,486
                         -----------  -----------   ----------    ----------  ----------    ----------
Distributions to
 shareholders:
     From net investment
  income................          --      (13,955)          --        (8,282)         --       (29,578)
 From net realized
  captial gains.........          --      (29,732)          --            --          --          (622)
                         -----------  -----------   ----------    ----------  ----------    ----------
   Total distributions
    to shareholders.....          --      (43,687)          --        (8,282)         --       (30,200)
                         -----------  -----------   ----------    ----------  ----------    ----------
Fund share transactions
 (Note 4):
 Proceeds from shares
  sold..................     942,331   10,143,759      810,117     5,185,333   1,025,005     5,076,740
 Net asset value of
  shares issued on
  reinvestment of
  distributions.........          --       43,687           --         8,282          --        30,200
 Cost of shares
  repurchased...........     (99,371)         (50)      (6,976)         (181)   (182,342)          (28)
                         -----------  -----------   ----------    ----------  ----------    ----------
 Net increase in net
  assets resulting from
  Fund shares
  transactions..........     842,960   10,187,396      803,141     5,193,434     842,663     5,106,912
                         -----------  -----------   ----------    ----------  ----------    ----------
Total change in net
 assets.................     708,576   11,317,063    1,334,230     5,566,248     941,151     5,248,198
Net assets:
 Beginning of period....  11,317,063           --    5,566,248            --   5,248,198            --
                         -----------  -----------   ----------    ----------  ----------    ----------
 End of period*......... $12,025,639  $11,317,063   $6,900,478    $5,566,248  $6,189,349    $5,248,198
                         ===========  ===========   ==========    ==========  ==========    ==========
 * Including
   undistributed net
   investment income of: $    81,909  $       434   $   24,664    $       44  $   85,660    $      165

(a) Fund commenced operations on October 1, 1999.

   The accompanying notes are an integral part of these financial statements.

LSA Variable Series Trust
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             Emerging Growth              Focused                   Growth
                               Equity Fund              Equity Fund              Equity Fund
                         ------------------------ ------------------------ ------------------------
                         Six Months               Six Months               Six Months
                            Ended                    Ended                    Ended
                          June 30,   Period Ended  June 30,   Period Ended  June 30,   Period Ended
                            2000     December 31,    2000     December 31,    2000     December 31,
                         (Unaudited)   1999(a)    (Unaudited)   1999(a)    (Unaudited)   1999(a)
                         ----------- ------------ ----------- ------------ ----------- ------------
Net asset value,
 beginning of period....   $ 17.49      $10.00      $12.07       $10.00      $12.07       $10.00
                           -------      ------      ------       ------      ------       ------
Income from investment
 operations:
 Net investment income
  (loss)................     (0.08)      (0.03)      (0.03)       (0.01)       0.06        (0.00)(b)
 Net realized and
  unrealized gain
  (loss)................      0.98        7.52        0.78         2.08        0.20         2.08
                           -------      ------      ------       ------      ------       ------
   Total from investment
    operations..........      0.90        7.49        0.75         2.07        0.26         2.08
                           -------      ------      ------       ------      ------       ------
Less distributions to
 shareholders:
 From net realized
  capital gains.........        --          --          --           --          --        (0.01)
                           -------      ------      ------       ------      ------       ------
   Total distributions..        --          --          --           --          --        (0.01)
                           -------      ------      ------       ------      ------       ------
Net asset value, end of
 period.................   $ 18.39      $17.49      $12.82       $12.07      $12.33       $12.07
                           =======      ======      ======       ======      ======       ======
Total Return*...........      5.15%      74.90%       6.21%       20.70%       2.15%       20.80%
Ratios/Supplemental
 Data:
 Net assets, end of
  period (000's)........   $11,300      $9,119      $7,850       $6,564      $7,630       $6,384
 Net expenses to
  average daily net
  assets**..............      1.35%       1.35%       1.25%        1.25%       1.15%        1.15%
 Net investment income
  (loss) to average
  daily net assets**....     (0.97)%     (1.04)%     (0.51)%      (0.36)%      1.16%       (0.05)%
 Portfolio turnover
  rate..................        59%         47%         44%          26%         16%          13%
 Without the
  waiver/reimbursement
  of expenses by the
  Manager, the ratio of
  net expenses and net
  investment income
  (loss) to average net
  assets would have
  been:
   Expenses**...........      3.19%       3.96%       3.72%        4.54%       3.69%        4.38%
   Net investment income
    (loss)**............     (2.81)%     (3.65)%     (2.98)%      (3.65)%     (1.38)%      (3.28)%

(a)   Fund commenced operations on October 1, 1999.
(b)   Net investment loss was less than $0.01 per share.
 *    Not annualized.
**    Annualized.
   The accompanying notes are an integral part of these financial statements.

LSA Variable Series Trust
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                               Disciplined                 Value                   Balanced
                               Equity Fund              Equity Fund                  Fund
                         ------------------------ ------------------------ ------------------------
                         Six Months               Six Months               Six Months
                            Ended                    Ended                    Ended
                          June 30,   Period Ended  June 30,   Period Ended  June 30,   Period Ended
                            2000     December 31,    2000     December 31,    2000     December 31,
                         (Unaudited)   1999(a)    (Unaudited)   1999(a)    (Unaudited)   1999(a)
                         ----------- ------------ ----------- ------------ ----------- ------------
Net asset value,
 beginning of period....   $ 11.13     $ 10.00      $10.74       $10.00      $10.28       $10.00
                           -------     -------      ------       ------      ------       ------
Income from investment
 operations:
 Net investment income
  (loss)................      0.07        0.01        0.04         0.02        0.14         0.06
 Net realized and
  unrealized gain
  (loss)................     (0.21)       1.16        0.93         0.74        0.01         0.28
                           -------     -------      ------       ------      ------       ------
   Total from investment
    operations..........     (0.14)       1.17        0.97         0.76        0.15         0.34
                           -------     -------      ------       ------      ------       ------
Less distributions to
 shareholders:
 From net investment
  income................        --       (0.01)         --        (0.02)         --        (0.06)
 From net realized
  capital gains.........        --       (0.03)         --           --          --        (0.00)(b)
                           -------     -------      ------       ------      ------       ------
   Total distributions..        --       (0.04)         --        (0.02)         --        (0.06)
                           -------     -------      ------       ------      ------       ------
Net asset value, end of
 period.................   $ 10.99     $ 11.13      $11.71       $10.74      $10.43       $10.28
                           =======     =======      ======       ======      ======       ======
Total Return*...........     (1.26)%     11.73%       9.03%        7.56%       1.46%        3.40%
Ratios/Supplemental
 Data:
 Net assets, end of
  period (000's)........   $12,026     $11,317      $6,900       $5,566      $6,189       $5,248
 Net expenses to
  average daily net
  assets**..............      1.05%       1.05%       1.10%        1.10%       1.10%        1.10%
 Net investment income
  (loss) to
  average daily net
  assets**..............      1.45%       0.54%       0.83%        0.64%       3.04%        2.31%
 Portfolio turnover
  rate..................        23%         17%         32%          18%         47%          35%
 Without the
  waiver/reimbursement
  of expenses by the
  Manager, the ratio
  of net expenses and
  net investment income
  (loss) to average net
  assets would have
  been:
   Expenses**...........      2.68%       2.59%       4.06%        4.56%       4.07%        4.60%
   Net investment income
    (loss)**............     (0.19)%     (1.00)%     (2.13)%      (2.82)%      0.08%       (1.19)%

(a)   Fund commenced operations on October 1, 1999.
(b)   Distributions from net realized capital gains were less than $0.01 per share.
 *    Not annualized.
**    Annualized.
   The accompanying notes are an integral part of these financial statements.

LSA Variable Series Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited)


LSA Variable Series Trust (the "Trust") was formed as a Delaware business trust on March 2, 1999 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust consists of six portfolios: the Emerging Growth Equity Fund, the Focused Equity Fund, the Growth Equity Fund, the Disciplined Equity Fund, the Value Equity Fund, and the Balanced Fund (each referred to as a "Fund" and together as the "Funds"). Shares of the Funds are sold exclusively to insurance company separate accounts as a funding vehicle for variable life and/or variable annuity contracts. Each of the Funds commenced operations on October 1, 1999.

The Emerging Growth Equity Fund's investment objective is capital appreciation by investing in smaller (usually companies with a market capitalization of $1.5 billion or less), rapidly growing emerging companies. The Focused Equity Fund seeks to provide capital appreciation by investing primarily in equity securities. The Growth Equity Fund seeks long-term growth of capital by investing in a portfolio of equity securities (mainly common stocks). The Disciplined Equity Fund seeks to provide a consistently high total return from a broad portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 (S&P 500) Composite Stock Price Index. The Value Equity Fund seeks to provide long-term growth of capital by investing primarily in common stocks of established U.S. companies. Current income is a secondary objective of the Value Equity Fund. The Balanced Fund seeks to provide a combination of growth of capital and investment income by investing in a mix of debt and equity securities. Growth of capital is the Balanced Fund's primary objective.

1. Significant Accounting Policies

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

Portfolio Valuation
Equity securities are valued at the last sales price reported on principal securities exchanges (domestic or foreign). If no sale took place on such day, then such securities are valued at the mean between the bid and asked prices. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term debt securities with a maturity of less than 60 days when purchased are valued at amortized cost, which approximates market value, and the interest payable at maturity is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the Fund's investments assuming the instrument's obligation is paid in full on maturity. Short-term debt securities with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days, from which time the investments are valued at amortized cost. Options are valued at the last sales price; if no sales took place on such day, then options are valued at the mean between the bid and asked prices. Unlisted securities and securities for which market quotations are not readily available and all other assets are valued in good faith at fair value by, or under guidelines established by, the Funds' Board of Trustees.

Foreign Currency Translation
The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments.

LSA Variable Series Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)


1. Significant Accounting Policies (Continued)

Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid.

Options
Each Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund's exposure to the underlying instrument. Writing call options tends to decrease a Fund's exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. At June 30, 2000 there were no open written option contracts.

Each Fund may also purchase put and call options. Purchasing call options tends to increase a Fund's exposure to the underlying instrument. Purchasing put options tends to decrease a Fund's exposure to the underlying instrument. A Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid from purchasing options which expire are treated as realized losses. Premiums paid from purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.

Securities Transactions, Investment Income and Expenses
Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon the inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as a Fund is informed of the ex-dividend date. The majority of expenses of the Trust can be directly attributed to an individual Fund. Expenses which cannot be directly attributed are allocated taking into consideration, among other things, the nature and type of expense and the relative net assets of the Funds.

Dividends and Distributions to Shareholders
Each Fund intends to distribute substantially all of its income and capital gains each year. All dividend and capital gain distributions will automatically be reinvested in additional shares of the Funds. Distributions are recorded on the ex-dividend date.

Federal Income Taxes
Each Fund intends to elect to be treated, and intends to qualify for each taxable year, as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). As such, and by

LSA Variable Series Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)


1. Significant Accounting Policies (Continued)

complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing and other requirements of the Code. Therefore, no provision for federal income or excise tax is necessary.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. Distributions in excess of tax basis earnings and profits, if any, are reported in the Funds' financial statements as a return of capital. Differences in the recognition of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

2. Management fees and other transactions with affiliates

LSA Asset Management LLC (the "Manager") serves as investment manager to the Funds pursuant to an Investment Management Agreement with the Trust. LSA Asset Management LLC is a wholly owned subsidiary of Allstate Life Insurance Company, which is wholly owned by Allstate Insurance Company, a wholly owned subsidiary of The Allstate Corporation. The Manager is entitled to receive from each Fund a management fee, payable monthly, at an annual rate as a percentage of average daily net assets of each Fund as set forth in the table below.

           Fund                                                  Management Fees
           ----------------------------------------------------  ---------------
      Emerging Growth Equity Fund...............................      1.05%
      Focused Equity Fund.......................................      0.95%
      Growth Equity Fund........................................      0.85%
      Disciplined Equity Fund...................................      0.75%
      Value Equity Fund.........................................      0.80%
      Balanced Fund.............................................      0.80%

The Manager has entered into an advisory agreement for each Fund pursuant to which the Manager has appointed an Adviser to carry out the day-to-day investment and reinvestment of the assets of the relevant Fund. The fees of the Advisers are paid by the Manager. The following table lists the Adviser of each Fund.

           Fund                                          Adviser
           -----------------------------  --------------------------------------
      Emerging Growth Equity Fund........ RS Investment Management, L.P.
      Focused Equity Fund................ Morgan Stanley Asset Management
      Growth Equity Fund................. Goldman Sachs Asset Management
      Disciplined Equity Fund............ J.P. Morgan Investment Management Inc.
      Value Equity Fund.................. Salomon Brothers Asset Management Inc
      Balanced Fund...................... OpCap Advisors

The Manager has currently agreed to reduce its fees or reimburse the Funds for expenses above certain limits. Currently this limit is set so that no Fund will incur expenses (not including interest, taxes, or brokerage commissions) that exceed the amount of its management fee plus 0.30% of its assets. The Manager is contractually obligated to continue this arrangement through April 30, 2001.

LSA Variable Series Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)


2. Management fees and other transactions with affiliates (Continued)

The Funds pay no salaries or compensation to any officer or Trustee affiliated with the Manager. The compensation of unaffiliated Trustees is borne by the Funds.

At June 30, 2000, separate accounts of Allstate Life and its subsidiaries owned 100% of the outstanding shares of the Funds.

3. Purchases and Sales of Securities

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the period ended June 30, 2000, were as follows:

                                                         U.S.
                                                      Government   Other Long-
                                                      Securities Term Securities
                                                      ---------- ---------------
      Purchases
        Emerging Growth Equity Fund..................  $     --    $6,817,277
        Focused Equity Fund..........................        --     3,936,192
        Growth Equity Fund...........................        --     2,131,126
        Disciplined Equity Fund......................        --     3,593,419
        Value Equity Fund............................        --     2,611,260
        Balanced Fund................................   309,048     2,792,166
                                                         U.S.
                                                      Government   Other Long-
                                                      Securities Term Securities
                                                      ---------- ---------------
      Sales
        Emerging Growth Equity Fund..................  $     --    $5,631,427
        Focused Equity Fund..........................        --     3,086,895
        Growth Equity Fund...........................        --     1,092,205
        Disciplined Equity Fund......................        --     2,554,848
        Value Equity Fund............................        --     1,792,175
        Balanced Fund................................   127,480     2,137,847

At June 30, 2000, aggregated gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                       Federal    Tax Basis    Tax Basis    Net Unrealized
                                     Income Tax   Unrealized   Unrealized    Appreciation
                                        Cost     Appreciation Depreciation  (Depreciation)
                                     ----------- ------------ ------------  --------------
      Emerging Growth Equity Fund..  $ 7,865,531  $3,352,608  $  (708,858)    $2,643,750
      Focused Equity Fund..........    6,395,847   1,341,645     (112,514)     1,229,131
      Growth Equity Fund...........    6,537,643   1,300,797     (377,897)       922,900
      Disciplined Equity Fund......   11,177,897   1,698,869   (1,012,586)       686,283
      Value Equity Fund............    6,019,705     930,775     (397,299)       533,476
      Balanced Fund................    5,497,103     247,317     (342,413)       (95,096)

LSA Variable Series Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)


4. Shares of Beneficial Interest

At June 30, 2000 an unlimited number of shares of beneficial interest without par value were authorized. Changes in shares of beneficial interest were as follows:

                          Emerging Growth Equity Fund       Focused Equity Fund
                         ----------------------------- -----------------------------
                         Six Months Ended Period Ended Six Months Ended Period Ended
                          June 30, 2000   December 31,  June 30, 2000   December 31,
                           (Unaudited)        1999       (Unaudited)        1999
                         ---------------- ------------ ---------------- ------------
Shares sold.............       94,177       521,437          79,548        544,060
Shares repurchased......       (1,279)           (6)        (11,288)           (11)
Distributions
 reinvested.............           --            --              --             --
                            ---------       -------       ---------      ---------
Net increase............       92,898       521,431          68,260        544,049
Fund shares:
  Beginning of year.....      521,431            --         544,049             --
                            ---------       -------       ---------      ---------
  End of year...........      614,329       521,431         612,309        544,049
                            =========       =======       =========      =========
                              Growth Equity Fund          Disciplined Equity Fund
                         ----------------------------- -----------------------------
                         Six Months Ended Period Ended Six Months Ended Period Ended
                          June 30, 2000   December 31,  June 30, 2000   December 31,
                           (Unaudited)        1999       (Unaudited)        1999
                         ---------------- ------------ ---------------- ------------
Shares sold.............      100,409       528,631          86,581      1,012,973
Shares repurchased......      (10,504)          (23)         (9,029)            (5)
Distributions
 reinvested.............           --           415              --          3,932
                            ---------       -------       ---------      ---------
Net increase............       89,905       529,023          77,552      1,016,900
Fund shares:
  Beginning of year.....    1,016,900            --       1,016,900             --
                            ---------       -------       ---------      ---------
  End of year...........      618,928       529,023       1,094,452      1,016,900
                            =========       =======       =========      =========
                               Value Equity Fund               Balanced Fund
                         ----------------------------- -----------------------------
                         Six Months Ended Period Ended Six Months Ended Period Ended
                          June 30, 2000   December 31,  June 30, 2000   December 31,
                           (Unaudited)        1999       (Unaudited)        1999
                         ---------------- ------------ ---------------- ------------
Shares sold.............       71,563       517,670         100,115        507,560
Shares repurchased......         (631)          (17)        (17,355)            (3)
Distributions
 reinvested.............           --           774              --          2,943
                            ---------       -------       ---------      ---------
Net increase............       70,932       518,427          82,760        510,500
Fund shares:
  Beginning of year.....      518,427            --         510,500             --
                            ---------       -------       ---------      ---------
  End of year...........      589,359       518,427         593,260        510,500
                            =========       =======       =========      =========

LSA Variable Series Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)


5. Written options

Transactions in written call options for the Value Equity Fund during the period ended June 30, 2000 are as follows:

                                                             Number of
                                                             Contracts Premiums
                                                             --------- --------
      Outstanding, beginning of period......................   2,100   $ 9,193
      Options written.......................................      --        --
      Options exercised.....................................      --        --
      Options expired.......................................
      Options sold..........................................  (2,100)   (9,193)
                                                              ------   -------
      Outstanding, end of period............................      --   $    --
                                                              ======   =======